                      OPPENHEIMER TOTAL RETURN BOND FUND
              6803 South Tucson Way, Centennial, Colorado 80112
                                1.800.225.5677

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON MARCH 15, 2006

To the Shareholders of Oppenheimer Total Return Bond Fund:

      Notice is hereby given that a Special Meeting of the Shareholders of
Oppenheimer Total Return Bond Fund ("Total Return Bond Fund"), an open-end registered management investment company, will be held at 6803 South Tucson
Way, Centennial, Colorado 80112 at 1:00 P.M., Mountain time, on March 15,
2006, or any adjournments thereof (the "Meeting"), for the following purposes:

1. To approve an Agreement and Plan of Reorganization between Total Return
       Bond Fund and Oppenheimer Core Bond Fund ("Core Bond Fund"), and the
       transactions contemplated thereby, including (a) the transfer of substantially all the assets of Total Return Bond Fund to Core Bond
       Fund in exchange for Class A, Class B, Class C and Class N shares of
       Core Bond Fund; (b) the distribution of these shares of Core Bond Fund to the corresponding Class A, Class B, Class C and Class N shareholders of Total Return Bond Fund in complete liquidation of
       Total Return Bond Fund; and (c) the cancellation of the outstanding shares of Total Return Bond Fund (all of the foregoing being referred to as the "Proposal").

2. To act upon such other matters as may properly come before the Meeting.

      Shareholders of record at the close of business on December 6, 2005 are entitled to notice of, and to vote at, the Meeting. The Proposal is more fully discussed in the combined Prospectus and Proxy Statement. Please read it carefully before telling us, through your proxy or in person, how you wish your shares to be voted. The Board of Trustees of Total Return Bond Fund recommends a vote in favor of the Proposal.

            YOU CAN VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL.
                        WE URGE YOU TO VOTE PROMPTLY.
                           YOUR VOTE IS IMPORTANT.

By Order of the Board of Trustees,
Robert G. Zack, Secretary
January 10, 2006
____________________________________________________________________________________________
                    PLEASE VOTE THE ENCLOSED PROXY TODAY.
          YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

                          OPPENHEIMER CORE BOND FUND
              6803 South Tucson Way, Centennial, Colorado 80112
                                1.800.225.5677

                   COMBINED PROSPECTUS AND PROXY STATEMENT
                            dated January 10, 2006

                      SPECIAL MEETING OF SHAREHOLDERS OF
                      OPPENHEIMER TOTAL RETURN BOND FUND
                         to be held on March 15, 2006

                         Acquisition of the Assets of
                      OPPENHEIMER TOTAL RETURN BOND FUND
              6803 South Tucson Way, Centennial, Colorado 80112
                                1.800.225.5677

    By and in exchange for Class A, Class B, Class C and Class N shares of
                          OPPENHEIMER CORE BOND FUND

     This combined  Prospectus  and Proxy  Statement  solicits  proxies from the shareholders  of Oppenheimer  Total Return Bond Fund ("Total Return Bond Fund"),
an open-end  management  investment company, to be voted at a Special Meeting of
Shareholders (the "Meeting") to approve the Agreement and Plan of Reorganization
(the "Reorganization  Agreement") and the transactions contemplated thereby (the
"Reorganization")  between Total Return Bond Fund and Oppenheimer Core Bond Fund
("Core Bond Fund"), an open-end  management  investment  company.  This combined
Prospectus and Proxy Statement  constitutes the Prospectus of Core Bond Fund and the  Proxy  Statement  of Total  Return  Bond  Fund  filed on Form N-14 with the
Securities and Exchange  Commission ("SEC"). If shareholders vote to approve the
Reorganization Agreement and the Reorganization, substantially all of the assets of Total Return Bond Fund will be acquired by and in exchange for shares of Core
Bond Fund and the assumption of certain  liabilities,  if any,  described in the
Reorganization   Agreement.   The  Meeting  will  be  held  at  the  offices  of
OppenheimerFunds,  Inc.  ("Manager")  at  6803  South  Tucson  Way,  Centennial,
Colorado  80112 on March 15,  2006 at 1:00  P.M.,  Mountain  time.  The Board of
Trustees of Total  Return  Bond Fund is  soliciting  these  proxies on behalf of
Total Return Bond Fund. This combined  Prospectus and Proxy Statement will first be sent to shareholders on or about January 10, 2006.

      If the shareholders of Total Return Bond Fund vote to approve the
Reorganization Agreement and the Reorganization, shareholders will receive
Class A shares of Core Bond Fund equal in value to the value as of the
"Valuation Date," which is the business day preceding the Closing Date of the
Reorganization, of their Class A shares of Total Return Bond Fund; Class B shares of Core Bond Fund equal in value to the value as of the Valuation Date of their Class B shares of Total Return Bond Fund; Class C shares of Core
Bond Fund equal in value to the value as of the Valuation Date of their Class
C shares of Total Return Bond Fund; and Class N shares of Core Bond Fund equal in value to the value as of the Valuation Date of their Class N shares of Total Return Bond Fund. Total Return Bond Fund will then be de-registered under the Investment Company Act of 1940 (the "Investment Company Act") and
subsequently dissolved.

      This combined Prospectus and Proxy Statement gives information about the Class A, Class B, Class C and Class N shares of Core Bond Fund that you should know before investing. You should retain it for future reference. A
Statement of Additional Information, dated January 10, 2006, relating to the
Reorganization, has been filed with the SEC as part of the Registration
Statement on Form N-14 (the "Registration Statement") and is incorporated herein by reference. You may receive a free copy by writing to
OppenheimerFunds Services (the "Transfer Agent") at P.O. Box 5270, Denver,
Colorado 80217 or by calling toll-free 1.800.225.5677.

      The Prospectus of Core Bond Fund dated March 11, 2005 and its supplement dated September 30, 2005, are enclosed herewith and considered a part of this combined Prospectus and Proxy Statement.  It is intended to provide you with information about Core Bond Fund.  For more information regarding Core Bond Fund, in addition to its Prospectus, see the Statement of
Additional Information of Core Bond Fund dated March 11, 2005, revised
December 6, 2005, which includes audited financial statements of Core Bond
Fund for the 12-month period ended December 31, 2004.  Also see the unaudited financial statements of Core Bond Fund for the six-month period ended June
30, 2005.  These documents have been filed with the SEC and are incorporated herein by reference.  You may receive a free copy of these documents by writing to the Transfer Agent at P.O. Box 5270, Denver, Colorado 80217, by
calling toll-free 1.800.225.5677 or by visiting the website at
www.oppenheimerfunds.com.

      For more information regarding Total Return Bond Fund, see the
 Prospectus of Total Return Bond Fund dated August 26, 2005 and its supplement dated November 23, 2005.  In addition to its Prospectus, see the
 Statement of Additional Information of Total Return Bond Fund dated
 August 26, 2005, revised December 6, 2005, which includes audited financial statements of Total Return Bond Fund for the 12-month period ended April 30,
 2005.  Also see the unaudited financial statements of Total Return Bond Fund for the six-month period ended October 31, 2005.  These documents have been filed with the SEC and are incorporated herein by reference.  You may receive a free copy of these documents by writing to the Transfer Agent at
 P.O. Box 5270, Denver, Colorado 80217, by calling toll-free 1.800.225.5677 or by visiting the website at www.oppenheimerfunds.com.

Mutual fund shares are not deposits or obligations of any bank, and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any
other U.S. government agency. Mutual fund shares involve investment risks including the possible loss of principal.

     As with all mutual funds,  the Securities  and Exchange  Commission has not approved or  disapproved  these  securities  or passed upon the adequacy of this combined Prospectus and Proxy Statement. Any representation to the contrary is a criminal offense.

This combined Prospectus and Proxy Statement is dated January 10, 2006.

                              TABLE OF CONTENTS
                   COMBINED PROSPECTUS AND PROXY STATEMENT

   How do the investment objectives and policies of the Funds compare?..  3
   What are the fees and expenses of each Fund and what are they expected to be after the Reorganization?...........................................5
   What are the capitalizations of the Funds and what would the capitalization be after
      the Reorganization?...............................................  9
   How have the Funds performed?........................................  10

How do the account features and shareholder services for the Funds compare? 13

What are the Principal Risks of an Investment in Total Return Bond Fund or

   What should I know about Class A, Class B, Class C and Class N Shares of

   Voting by the Trustee for OppenheimerFunds-Sponsored Retirement Plans   32

Additional Information About Total Return Bond Fund and Core Bond Fund..  32
   Pending Litigation...................................................  32
   Principal Shareholders...............................................  32

Exhibit A:  Agreement and Plan of Reorganization between Oppenheimer Total
   Return Bond Fund and Oppenheimer Core Bond Fund......................  A-1
Exhibit B:  Principal Shareholders......................................  B-1

Enclosure:
Prospectus of Oppenheimer Core Bond Fund dated March 11, 2005 and its supplement dated September 30, 2005.

                                   SYNOPSIS

     This is  only a  summary  and is  qualified  in its  entirety  by the  more detailed information  contained in or incorporated by reference in this combined
Prospectus  and Proxy  Statement and by the  Reorganization  Agreement  which is attached as Exhibit A. Shareholders  should carefully review this Prospectus and
Proxy  Statement  and the  Reorganization  Agreement in their  entirety  and, in particular,  the current  Prospectus  of Core Bond Fund which  accompanies  this combined Prospectus and Proxy Statement and is incorporated herein by reference.

What am I being asked to vote on?

      You are being asked by the Board of Trustees of Total Return Bond Fund to approve the reorganization of your Fund, Total Return Bond Fund, with and into Core Bond Fund.  If shareholders of Total Return Bond Fund approve the
Reorganization, substantially all of the assets of Total Return Bond Fund will be transferred to Core Bond Fund, in exchange for an equal value of shares of Core Bond Fund and the assumption of certain liabilities, if any, described in the Reorganization Agreement. The shares of Core Bond Fund will then be distributed to Total Return Bond Fund shareholders, and Total Return
Bond Fund will subsequently be liquidated. If the Reorganization is approved by shareholders of Total Return Bond Fund, you will no longer be a shareholder of Total Return Bond Fund, and, instead, will become a shareholder of Core Bond Fund.  This exchange will occur on the Closing Date
(as such term is defined in the Reorganization Agreement attached hereto as
Exhibit A) of the Reorganization.

      Approval of the Reorganization means that as a shareholder in Total
Return Bond Fund, you will receive Class A, Class B, Class C and Class N shares of Core Bond Fund equal in value to the value of the assets of Total
Return Bond Fund transferred to Core Bond Fund on the Closing Date.  The shares you receive will be issued at net asset value ("NAV") without a sales charge and will not be subject to any contingent deferred sales charge
("CDSC").

      In considering whether to approve the Reorganization, you should consider, among other things:

(i) The principal differences between the Funds (as discussed herein) and the relative advantages and disadvantages of each Fund.
(ii) That the Reorganization would allow you the ability to continue your investment in a fund that closely resembles the investment style you were seeking when you invested in Total Return Bond Fund.

      Each Fund is a registered, open-end, diversified, management investment company organized as a Massachusetts business trust.  Total Return Bond Fund commenced operations on February 21, 2003.  Core Bond Fund commenced operations on April 15, 1988.  Total Return Bond Fund is significantly smaller than Core Bond Fund.  As of December 31, 2005, Total Return Bond Fund
had approximately $58 million in net assets. In contrast, as of December 31,
2005, Core Bond Fund had approximately $928 million in net assets.  The
Manager anticipates that Total Return Bond Fund's assets will not increase substantially in size in the near future. By merging into Core Bond Fund, shareholders of Total Return Bond Fund should have the benefit of economies of scale associated with a larger fund while maintaining their investment in a fund with similar investment objectives and policies.  Additionally, the
Manager is the investment manager to both Funds and employs the same team of investment professionals to manage both Funds. (See the discussion in
"Reasons for the Reorganization" beginning on page 24 below for more details.)

      The Board of Total Return Bond Fund reviewed and discussed with the
Manager and the Board's independent legal counsel the proposed
Reorganization. Information with respect to each Fund's respective investment objectives and policies, management fees, distribution fees and other operating expenses, historical performance and asset size, was also considered by the Board of Total Return Bond Fund.

      Based on the considerations discussed above and the reasons more fully described under "Reasons for the Reorganization" (beginning on page 24 below), together with other factors and information considered relevant at a meeting held on September 14, 2005, the Board of Trustees of Total Return
Bond Fund concluded that the Reorganization would be in the best interests of shareholders of Total Return Bond Fund and that the Fund would not experience any dilution as a result of the Reorganization.  The Board of Trustees of
Total Return Bond Fund voted to approve the proposed Reorganization and to recommend that shareholders approve the proposed Reorganization.

      The proposed Reorganization was also approved by the Board of Trustees of Core Bond Fund at a meeting held on October 28, 2005.

                THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE
             TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION

What are the general tax consequences of the Reorganization?

      It is expected that shareholders of Total Return Bond Fund will not recognize any gain or loss for federal income tax purposes as a result of the exchange of their shares for shares of Core Bond Fund. You should, however, consult your tax advisor regarding the effect, if any, of the Reorganization in light of your individual circumstances. You should also consult your tax advisor about state and local tax consequences.

      For federal income tax purposes, the holding period of your Total
Return Bond Fund shares will be carried over to the holding period for Core
Bond Fund shares you receive in connection with the Reorganization. This exchange will occur on the Closing Date (as such term is defined in the
Reorganization Agreement) of the Reorganization.  For further information about the tax consequences of the Reorganization, please see the "Information
About the Reorganization--What are the Tax Consequences of the Reorganization?"

How do the investment objectives and policies of the Funds compare?

As shown in the chart below, the respective investment objectives and strategies of the Funds are substantially similar.  However, Total Return
Bond also has a secondary objective to emphasize preservation of capital.

 -------------------------------------------------------------------------------
 TOTAL RETURN BOND FUND                  CORE BOND FUND
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
                             Investment Objectives
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
 Seeks to maximize total return through  Seeks total return by investing
 both capital appreciation and income.   mainly in debt instruments.
 As a secondary objective, the Fund
 emphasizes preservation of capital.
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
                             Investment Strategies
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
 Under normal market conditions the      Under normal market conditions, the
 Fund invests at least 80% of its net    Fund invests at least 80% of its net
 assets (plus borrowings for investment  assets (plus borrowings for purposes) in bonds. The Fund primarily  investment purposes) in investment
 invests in investment-grade debt        grade bonds. Those investment-grade
 securities, U.S. government securities  debt securities can include:
 and money market instruments, under     o domestic and foreign corporate debt
 normal market conditions. Those             obligations,
 investment-grade debt securities can    o domestic and foreign government
 include:                                    bonds, including U.S. government
 o domestic and foreign government           securities, and
    bonds,                               o mortgage-related securities
 o domestic and foreign corporate debt       (including CMOs) issued by
    obligations,                             private issuers.
 o mortgage-related securities
    (including collateralized mortgage   In general, these debt securities are
    obligations ("CMOs")) issued by      referred to as "bonds." The Fund's
    private issuers, and                 investments in U.S. government
 o other debt obligations.               securities include securities issued
                                         or guaranteed by the U.S. government
 The Fund's investments in U.S.          or its agencies or
 government securities include           federally-chartered corporate
 securities issued or guaranteed by the  entities referred to as
 U.S. government or its agencies or      "instrumentalities." These include
 federally-chartered corporate entities  mortgage-related U.S. government
 referred to as "instrumentalities."     securities and CMOs. The Fund can
 These include mortgage-related U.S.     also invest in money market
 government securities and CMOs.         instruments and other debt
                                         obligations.

 There is no set allocation of the       There is no set allocation of the
 Fund's assets among the classes of      Fund's assets among the classes of
 securities the Fund buys, but           securities the Fund buys, but the
 currently the Fund focuses mainly on    Fund focuses mainly on U.S.
 U.S. government securities and          government securities and
 investment-grade debt securities.       investment-grade debt securities.
 However, if market conditions change,   However, if market conditions change,
 the Fund's portfolio managers might     the Fund's portfolio managers might
 change the relative allocation of the   change the relative allocation of the
 Fund's assets. The Fund can invest up   Fund's assets. The Fund can invest up
 to 20% of its total assets in           to 20% of its total assets in
 high-yield debt securities that are     high-yield debt securities that are
 below investment-grade (commonly        below investment-grade (commonly
 referred to as "junk bonds").           referred to as "junk bonds").
 The Fund seeks to maintain an average   The Fund seeks to maintain an average
 effective portfolio duration of three   effective portfolio duration of three
 to six years (measured on a             to six years (measured on a
 dollar-weighted basis) to try to        dollar-weighted basis) to try to
 reduce the volatility of the value of   reduce the volatility of the value of
 its securities portfolio. The Fund has  its securities portfolio. The Fund
 no limitations on the range of          has no limitations on the range of
 maturities of the debt securities in    maturities of the debt securities in
 which it can invest and therefore may   which it can invest and therefore may
 hold bonds with short-, medium- or      hold bonds with short-, medium- or
 long-term maturities. Because of        long-term maturities. Because of
 market events and interest rate         market events and interest rate
 changes, the duration of the portfolio  changes, the duration of the
 might not meet that target at all       portfolio might not meet that target
 times. The Manager will attempt to      at all times. The Manager will
 maintain the overall weighted average   attempt to maintain the overall
 credit quality of the portfolio at a    weighted average credit quality of
 rating of "A-" (or equivalent) or       the portfolio at a rating of "A-" (or
 higher from any nationally recognized   equivalent) or higher from any
 credit rating organization. These       nationally recognized credit rating
 investments are more fully explained    organization. These investments are
 in "About the Fund's Investments,"      more fully explained in "About the
 below. As stated below, the Fund can    Fund's Investments," below. As stated
 use derivatives to seek increased       below, the Fund can use derivatives
 returns or to try to hedge investment   to seek increased returns or try to
 risks.                                  hedge investment risks.
 In selecting securities for the Fund,   In selecting securities for the Fund,
 the Fund's portfolio managers analyze   the Fund's portfolio managers analyze
 the overall investment opportunities    the overall investment opportunities
 and risks in different sectors of the   and risks in different sectors of the
 debt securities markets by focusing on  debt securities markets by focusing
 business cycle analysis and relative    on business cycle analysis and
 values between the corporate and        relative values between the corporate
 government sectors. The portfolio       and government sectors. The portfolio
 managers' overall strategy is to build  managers' overall strategy is to
 a broadly diversified portfolio of      build a broadly diversified portfolio
 corporate and government bonds. The     of corporate and government bonds.
 portfolio managers currently focus on   The portfolio managers currently
 the factors below (which may vary in    focus on the factors below (which may
 particular cases and may change over    vary in particular cases and may
 time), looking for:                     change over time), looking for:

 o Debt securities in market sectors     o Debt securities in market sectors
     that offer attractive relative         that offer attractive relative
     value,                                 value,
 o Investment-grade securities that      o Investment-grade securities that
     offer more income than U.S.            offer more income than U.S.
     treasury obligations with a good       treasury obligations with a good
     balance of risk and return,            balance of risk and return,
 o High income potential from different  o High income potential from
     types of corporate and government      different types of corporate and
     securities, and                        government securities, and
 o Broad portfolio diversification to    o Broad portfolio diversification to
     help reduce the volatility of the      help reduce the volatility of the
     Fund's share prices.                   Fund's share prices.
 The portfolio manager monitors          The portfolio manager monitors
 individual issuers for changes in the   individual issuers for changes in the
 factors above and these changes may     factors above and these changes may
 trigger a decision to sell a security.  trigger a decision to sell a
 Generally, the "total return" sought    security. Generally, the "total
 by the Fund consists of income earned   return" sought by the Fund consists
 on the Fund's investments, plus         of income earned on the Fund's
 capital appreciation, if any, which     investments, plus capital
 generally arises from decreases in      appreciation, if any, which generally
 interest rates, improving credit        arises from decreases in interest
 fundamentals for a particular sector    rates, improving credit fundamentals
 or security, and managing pre-payment   for a particular sector or security,
 risks associated with mortgage-related  and managing pre-payment risks
 securities, as well as other            associated with mortgage-related
 techniques.                             securities, as well as other
                                         techniques.
 -------------------------------------------------------------------------------
                                    Manager
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
 OppenheimerFunds, Inc.                  OppenheimerFunds, Inc.
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
                               Portfolio Managers
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
 Angelo G. Manioudakis                   Angelo G. Manioudakis
 Antulio N. Bomfim                       Antulio N. Bomfim
 Geoffrey Caan                           Geoffrey Caan
 Benjamin J. Gord                        Benjamin J. Gord
 Charles Moon                            Charles Moon
 -------------------------------------------------------------------------------

In general the investment policies of the two Funds are similar but not identical.  The principal difference is that Total Return seeks to emphasize preservation of capital as a secondary investment objective.  As a result,
Total Return Bond Fund may invest more heavily in money market instruments.
Both Funds may invest in securities issued by private issuers that do not offer the credit backing of the U.S. Government.  Both Funds may buy asset-backed securities, which are fractional interests in pools of loans collateralized by the loans or other assets or assets or receivables.  Core
Bond Fund may invest in credit derivatives, such as credit default swaps, and may also invest in preferred stocks.  Additionally, Core Bond Fund may engage in securities lending.  For more information, see the discussion in "What are the Principal Risks of an Investment in Total Return Bond Fund or Core Bond
Fund?" beginning on page 14.

What are the fees and  expenses of each Fund and what are they  expected to be after the Reorganization?

      Total Return Bond Fund and Core Bond Fund each pay a variety of expenses directly for management of the respective Fund's assets, administration and/or distribution of shares and other services. Those expenses are subtracted from each Fund's assets to calculate the Fund's net asset value per share. Shareholders pay these expenses indirectly.
Shareholders pay other expenses directly, such as sales charges.

      The following table is provided to help you understand and compare the fees and expenses of investing in shares of Total Return Bond Fund with the fees and expenses of investing in shares of Core Bond Fund. The pro forma fees and expenses of the surviving Core Bond Fund show what the fees and expenses are expected to be after giving effect to the Reorganization of
Total Return Bond Fund into Core Bond Fund.

      The chart below reflects the current contractual management fee schedule for each of the Funds and the proposed lower management fee schedule for the surviving Core Bond Fund upon the successful completion of the
Reorganization. The Manager has agreed to contractually reduce the advisory fees paid by Core Bond Fund to the Manager following the successful completion of the Reorganization from the current rate of 0.56% to 0.50%, as shown below in the last column of the table. The lowered rate of 0.50%
reflects anticipated assets of the Fund immediately following the
Reorganization. As a result, the effective management fee for Core Bond Fund
(post merger) is expected to be the same as that for Total Return Bond Fund
(pre merger).

                             PRO FORMA FEE TABLES
               For the 12 month period ended December 31, 2004

---------------------------------------------------------------------------------
                                  Total Return  Core Bond     Pro Forma
                                  Bond Fund     Fund          Surviving
                                  Class A       Class A       Core Bond Fund
                                  shares        Shares        Class A shares
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Shareholder Transaction Expenses (charges paid directly from a shareholder's investment)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Maximum Sales Charge (Load) on        4.75%         4.75%           4.75%
purchases (as a % of offering
price)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) (as a % of the lower of
the original offering price or       None(1)       None(1)         None(1)
redemption proceeds)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Annual Fund Operating Expenses (as a percentage of average daily net assets)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Management Fees                       0.50%         0.56%          0.50%(7)
---------------------------------------------------------------------------------
Distribution and/or Service         0.25%(2)        0.25%           0.25%
(12b-1) Fees
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Other Expenses                      0.18%(3)        0.29%           0.27%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Total Fund Operating Expenses       0.93%           1.10%           1.02%(3)
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
                                  Total Return  Core Bond     Pro Forma
                                  Bond Fund     Fund          Surviving Core
                                  Class B       Class B       Bond Fund
                                  shares        Shares        Class B shares
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Shareholder Transaction Expenses (charges paid directly from a shareholder's investment)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Maximum Sales Charge (Load) on        None          None             None
purchases (as a % of offering
price)
---------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) (as a % of the lower of
the original offering price or        5%(4)         5%(4)           5%(4)
redemption proceeds)
---------------------------------------------------------------------------------
Annual Fund Operating Expenses (as a percentage of average daily net assets)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Management Fees                       0.50%         0.56%          0.50%(7)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Distribution and/or Service           1.00%         1.00%           1.00%
(12b-1) Fees
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Other Expenses                        0.87%         0.35%           0.34%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Total Fund Operating Expenses         2.37%         1.91%           1.84%
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
                                  Total Return  Core Bond     Pro Forma
                                  Bond Fund     Fund          Surviving
                                  Class C       Class C       Core Bond Fund
                                  Shares        Shares        Class C Shares
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Shareholder Transaction Expenses (charges paid directly from a shareholder's investment)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Maximum Sales Charge (Load) on        None          None             None
purchases (as a % of offering
price)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Maximum Deferred Sales Charge         1%(5)         1%(5)           1%(5)
(Load) (as a % of the lower of
the original offering price or
redemption proceeds)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Annual Fund Operating Expenses (as a percentage of average daily net assets)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Management Fees                       0.50%         0.56%          0.50%(7)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Distribution and/or Service           1.00%         1.00%           1.00%
(12b-1) Fees
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Other Expenses                        0.63%         0.31%           0.29%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Total Fund Operating Expenses         2.13%         1.87%           1.79%
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
                                  Total Return  Core Bond     Pro Forma
                                  Bond Fund     Fund          Surviving Core
                                  Class N       Class N       Bond Fund
                                  shares        Shares        Class N shares
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Shareholder Transaction Expenses (charges paid directly from a shareholder's investment)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Maximum Sales Charge (Load) on        None          None             None
purchases (as a % of offering
price)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) (as a % of the lower of
the original offering price or        1%(6)         1%(6)           1%(6)
redemption proceeds)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Annual Fund Operating Expenses (as a percentage of average daily net assets)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Management Fees                       0.50%         0.56%          0.50%(7)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Distribution and/or Service           0.50%         0.50%           0.50%
(12b-1) Fees
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Other Expenses                        0.46%         0.45%           0.42%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Total Fund Operating Expenses         1.46%         1.51%           1.42%
---------------------------------------------------------------------------------

Expenses may vary in future years.  "Other Expenses" include transfer agent fees, custodial fees, and accounting and legal expenses that each Fund pays.
The "Other Expenses" shown for both Funds are based on, among other things, the fees the Funds would have paid if the transfer agent had not waived a portion of its fees under a voluntary undertaking to the Funds to limit those transfer agent fees to 0.35% of average daily net assets per fiscal year for all classes.  That undertaking may be amended or withdrawn at any time.

Additionally, the Manager has voluntarily agreed to waive fees and/or reimburse certain expenses for each Fund so that "Total Fund Operating
Expenses" will not exceed 0.90% for Class A shares, 1.65% for Class B shares,
1.65% for Class C shares, and 1.15% for Class N shares of both Funds.  Those voluntary waivers may be amended or withdrawn at any time.  After giving effect to the fee waivers and expense limitations described above the actual
"Total Fund Operating Expenses" for Total Return Bond Fund were 0.90% for
Class A shares, 1.65% for Class B shares, 1.65% for Class C shares, and 1.15%
for Class N shares.  Because the voluntary fee waiver and expense limitation for Core Bond Fund did not become effective until March 1, 2004, the actual
"Total Fund Operating Expenses" for Core Bond Fund were 0.93% for Class A shares, 1.69% for Class B shares, 1.69% for Class C shares, and 1.20% for
Class N shares.  Following the Reorganization, the Manager intends to continue to voluntarily waive fees and/or reimburse certain expenses for the combined fund such that the "Total Fund Operating Expenses" of the combined fund will not exceed 0.90% for Class A shares, 1.65% for Class B shares,
1.65% for Class C shares, and 1.15% for Class N shares. However, such voluntary waivers may be amended or withdrawn at any time.

1. A contingent deferred sales charge may apply to redemptions of investments of $1 million or more ($500,000 for retirement plan accounts) of Class A shares. See "How to Buy Shares" in each Fund's Prospectus for details.
2. Due to the relatively low proportion of Class A shareholders who purchased shares of Total Return Bond Fund through brokers, dealers and other financial institutions entitled to receive payments under the Class A service (12b-1) plan, "Distribution and/or Service (12b-1) Fees" were
   0.08% for the period ended December 31, 2004. "Distribution and/or Service
   (12b-1) Fees" are expected to be 0.25% for the current fiscal year.
3. As of December 16, 2005, the Manager and its affiliates beneficially owned
   48.04% of the Class A shares of Total Return Bond Fund. Since the Fund does not pay certain expenses with respect to those shares, the Fund's
   "Other Expenses" for Class A shares for the period ended December 31, 2004 were 0.18%. If the Manager's proportionate ownership in that share class decreases, either as a result of a sale of the Manager's shares or as a result of an increase in the Class A net assets, the percentage amount of
   "Other Expenses" would increase.  As a result of the Reorganization, the net assets of the Class A shares of the combined Fund will be larger and the Manager's proportionate ownership would decrease and represent a smaller proportion of that share class. The Manager has voluntarily agreed to waive fees and/or reimburse certain expenses for the combined Fund such that the
   "Total Fund Operating Expenses" of the combined Fund will not exceed 0.90%
   for Class A shares.  The voluntary waiver described above may be amended or withdrawn at any time.
4. Applies to redemptions within the first year after purchase. The contingent deferred sales charge gradually declines from 5% to 1% in years one through six and is eliminated after that.
5. Applies to shares redeemed within 12 months of purchase.
6. Applies to shares redeemed within 18 months of retirement plan's first purchase of Class N shares.
7. Upon completion of the Reorganization, Core Bond Fund will contractually reduce its Management Fee.  The figure shown reflects Core Bond Fund's anticipated net asset level immediately following the Reorganization, after giving effect to the reduced management fee.

Examples

      These examples below are intended to help you compare the cost of investing in each Fund and the surviving Core Bond Fund after the
Reorganization. These examples assume an annual return for each class of 5%, the operating expenses described in the tables above and reinvestment of your dividends and distributions.

      Your actual costs may be higher or lower because expenses will vary over time. For each $10,000 investment, you would pay the following projected expenses if you redeemed your shares after the number of years shown or held your shares for the number of years shown without redeeming, according to the following examples.

                            Total Return Bond Fund
--------------------------------------------------------------------------------
If     shares      are    1 year        3 years       5 years       10 years
redeemed(1):
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A                    $566          $759          $967          $1,569
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B                    $743         $1,048        $1,480       $2,030(3)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C                    $318          $674         $1,156         $2,488
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class N                    $250          $465          $803          $1,759
--------------------------------------------------------------------------------

                            Total Return Bond Fund
--------------------------------------------------------------------------------
If   shares   are  not    1 year        3 years       5 years       10 years
redeemed(2):
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A                    $566          $759          $967          $1,569
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B                    $243          $748         $1,280       $2,030(3)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C                    $218          $674         $1,156         $2,488
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class N                    $150          $465          $803          $1,759
--------------------------------------------------------------------------------

                                Core Bond Fund
--------------------------------------------------------------------------------
If     shares      are    1 year        3 years       5 years       10 years
redeemed(1):
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A                    $582          $810         $1,056         $1,758
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B                    $696          $906         $1,241       $1,843(3)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C                    $292          $593         $1,020         $2,211
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class N                    $255          $481          $830          $1,815
--------------------------------------------------------------------------------

                                Core Bond Fund
--------------------------------------------------------------------------------
If   shares   are  not    1 year        3 years       5 years       10 years
redeemed(2):
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A                    $582          $810         $1,056         $1,758
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B                    $196          $606         $1,041       $1,843(3)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C                    $192          $593         $1,020         $2,211
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class N                    $155          $481          $830          $1,815
--------------------------------------------------------------------------------

                      Pro Forma Surviving Core Bond Fund
--------------------------------------------------------------------------------
If      shares      are    1 year       3 years       5 years       10 years
redeemed(1):
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A                     $575         $786         $1,014         $1,670
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B                     $689         $884         $1,205       $1,760(3)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C                     $283         $568          $978          $2,124
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class N                     $246         $452          $782          $1,714
--------------------------------------------------------------------------------

                      Pro Forma Surviving Core Bond Fund
--------------------------------------------------------------------------------
If   shares   are   not    1 year       3 years       5 years       10 years
redeemed(2):
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A                     $575         $786         $1,014         $1,670
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B                     $189         $584         $1,005       $1,760(3)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C                     $183         $568          $978          $2,124
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class N                     $146         $452          $782          $1,714
--------------------------------------------------------------------------------

1. In the "If shares are redeemed" examples, expenses include the initial sales charge for Class A and the applicable Class B, Class C and Class N contingent deferred sales charges.
2. In the "If shares are not redeemed" examples, the Class A expenses include the initial sales charge, but Class B, Class C and Class N expenses do not include the contingent deferred sales charges.
3. Class B expenses for years 7 through 10 are based on Class A expenses, since Class B shares automatically convert to Class A after 6 years.

What are the capitalizations of the Funds and what would the capitalization be after the Reorganization?

      The following table sets forth the capitalization (unaudited) of Total
Return Bond Fund and Core Bond Fund as of September 30, 2005 and indicates the pro forma combined capitalization as of September 30, 2005 as if the
Reorganization had occurred on that date.

--------------------------------------------------------------------------------
Total Return Bond Fund     Net Assets          Shares         Net Asset Value
                                             Outstanding         Per Share
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  Class A                 $44,849,632        4,502,160            $9.96
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  Class B                 $4,696,864          471,454             $9.96
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  Class C                 $7,451,045          748,214             $9.96
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  Class N                 $3,111,584          312,317             $9.96
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL                     $60,109,125        6,034,145
-------------------------------------------------------------

--------------------------------------------------------------------------------
Core Bond Fund             Net Assets          Shares         Net Asset Value
                                             Outstanding         Per Share
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  Class A                 $458,656,930       44,510,641           $10.30
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  Class B                 $131,254,856       12,742,376           $10.30
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  Class C                 $104,709,396       10,155,161           $10.31
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  Class N                 $33,678,318         3,269,502           $10.30
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  Class Y                 $120,501,806       11,709,704           $10.29
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL                     $848,801,306       82,387,384
-------------------------------------------------------------

--------------------------------------------------------------------------------
Core Bond Fund             Net Assets          Shares         Net Asset Value
(Pro Forma Surviving
Fund)*                                       Outstanding         Per Share
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  Class A                 $503,506,562       48,863,115           $10.30
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  Class B                 $135,951,720       13,198,382           $10.30
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  Class C                 $112,160,441       10,877,799           $10.31
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  Class N                 $36,789,902         3,571,577           $10.30
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  Class Y                 $120,501,806       11,709,704           $10.29
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL                     $908,910,431       88,220,577
-------------------------------------------------------------
* Reflects the issuance of 4,352,474 Class A shares, 456,006 Class B shares,
722,638 Class C shares and 302,075 Class N shares of Core Bond Fund in a tax-free exchange for the net assets of Total Return Bond Fund, aggregating
$60,109,125.

How have the Funds performed?

      The following past performance information for the each Fund is set forth below: (i) a bar chart showing changes in each Fund's performance for
Class A shares from year to year for the last ten calendar years (or the calendar year since inception for Total Return Bond Fund) and (ii) tables detailing how the average annual total returns of each Fund's shares, both before and after taxes, compared to those of broad-based market indices. The after-tax returns are shown for Class A shares only and are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown and do not reflect the impact of state or local taxes.  In certain cases, the figure representing "Return After Taxes on
Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder.  The after-tax returns are calculated based on certain assumptions mandated by regulation and your actual after-tax returns may differ from those shown, depending on your individual tax situation. The after-tax returns set forth below are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or
IRAs or to institutional investors not subject to tax. The past investment performance of either Fund, before and after taxes, is not necessarily an indication of how either Fund will perform in the future.

Annual Total Returns for Total Return Bond Fund (Class A) as of 12/31/04
[See appendix to prospectus and proxy statement for data in bar chart showing annual total returns for Oppenheimer Total Return Bond Fund.]

Sales charges and taxes are not included in the calculations of return in this bar chart, and if those charges and taxes were included, the returns may be less than those shown.

For the period from January 1, 2005 through September 30, 2005, the cumulative total return (not annualized) before taxes for Total Return Bond
Fund was 1.63%.

During the period shown in the bar chart, the highest return (not annualized) before taxes for a calendar quarter was 3.17% (3rd Qtr 04)
and the lowest return (not annualized) before taxes for a calendar quarter was -2.19% (2nd Qtr 04).

Annual Total Returns for Core Bond Fund (Class A) as of 12/31 each year
[See appendix to prospectus and proxy statement for data in bar chart showing annual total returns for Oppenheimer Core Bond Fund.]

Sales charges and taxes are not included in the calculations of return in this bar chart, and if those charges and taxes were included, the returns may be less than those shown.

For  the  period  from  January  1,  2005  through  September 30,   2005,  the
cumulative  total return (not  annualized)  before taxes for Class A shares of
Core Bond Fund was 1.81%.

During the period shown in the bar chart, the highest return (not annualized)
before taxes for a calendar quarter was 6.24% (2Qtr95) and the lowest return
(not annualized) before taxes for a calendar quarter was -2.33% (2Qtr04).

------------------------------------------------------------------
Total Return Bond Fund1, (2)
------------------------------------------------------------------
------------------------------------------------------------------
Average Annual Total Returns                        5 Years
for the periods ended              1 Year         (or life of
December 31, 2004                               class, if less)
------------------------------------------------------------------
------------------------------------------------------------------
Class A Shares (inception
2/21/03)                           -0.66%            1.54%
  Return Before Taxes              -2.05%            0.28%
  Return After Taxes on
  Distributions                    -0.42%            0.60%
  Return After Taxes on
  Distributions and Sale of
  Fund Shares
------------------------------------------------------------------
CitiGroup Broad
Investment-Grade (BIG) Bond
Index (reflects no deduction
for fees, expenses or               4.48%            3.90%*
taxes)(3)
------------------------------------------------------------------
Class B Shares (inception          -1.59%            1.18%
2/21/03)
------------------------------------------------------------------
Class C Shares (inception           2.51%            3.29%
2/21/03)
------------------------------------------------------------------
------------------------------------------------------------------
Class N Shares (inception           2.93%            3.81%
2/21/03)
------------------------------------------------------------------
* From 2/28/03

-----------------------------------------------------------------------------------
Core Bond Fund1, (4)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Average Annual Total Returns                         5 Years          10 Years
for the periods ended               1 Year         (or life of      (or life of
December 31, 2004                                class, if less)  class, if less)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Class A Shares (inception
4/15/88)                            -0.08%            5.69%            6.34%
  Return Before Taxes               -1.54%            3.47%            3.81%
  Return After Taxes on
  Distributions                     -0.07%            3.45%            3.81%
  Return After Taxes on
  Distributions and Sale of
  Fund Shares
-----------------------------------------------------------------------------------
CitiGroup Broad
Investment-Grade (BIG) Bond
Index (reflects no deduction
for fees, expenses or taxes)         4.48%            7.73%            7.73%
(3)
-----------------------------------------------------------------------------------
Lehman Brothers Credit Index
(reflects no deduction for           5.24%            8.63%            8.41%
fees, expenses or taxes)(3)
-----------------------------------------------------------------------------------
Lehman Brothers Aggregate
Bond Index (reflects no
deduction for fees, expenses         4.34%            7.71%            7.72%
or taxes) (3)
-----------------------------------------------------------------------------------
Class B Shares (inception           -0.79%            5.62%           6.39%(5)
5/3/93)
-----------------------------------------------------------------------------------
Class C Shares (inception            3.12%            5.95%            5.16%
7/11/95)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Class N Shares (inception            3.71%            6.01%             N/A
3/1/01)
-----------------------------------------------------------------------------------

1. The Funds' returns measure the performance of a hypothetical account and assume that all dividends and capital gains distributions have been reinvested in additional shares.
2. Total Return Bond Fund's average annual total returns include the applicable sales charges: for Class A the current maximum initial sales charge is 4.75%; for Class B shares, the contingent deferred sales charges is 5% (1-year) and 3% (life of class); and for Class C and Class N, the 1%
   contingent deferred sales charge for the 1-year period.
3. The performance of both Funds' Class A shares is compared to CitiGroup
   Broad Investment-Grade (BIG) Bond Index ("CitiGroup BIG Bond Index"),
   which represents a market capitalization-weighted index that includes U.S.
   Treasury, government-sponsored, mortgage and investment-grade fixed-rate corporate bonds with a maturity of one year or longer and is generally considered representative of the U.S. bond market. The performance of the
   Core Bond Fund's Class A shares also is compared to the Lehman Brothers
   Credit Index, which measures the performance of non-convertible investment-grade domestic corporate debt securities and the Lehman Brother
   Aggregate Bond Index, which measures the performance to the broad-based index of government agencies and corporate debt. Core Bond Fund changed its index on January 21, 2005 from the Lehman Brothers Credit Index to
   CitiGroup BIG Bond Index because the Manager believe that the CitiGroup
   BIG Bond Index is a more appropriate benchmark reflecting the types of securities in which Core Bond Fund invests. The CitiGroup BIG Bond Index consists of securities having a higher grade and a lower modified duration than the securities in the Lehman Brothers Credit Index. The index performance includes reinvestment of income but does not reflect transaction costs, fees, expenses or taxes. Both Funds' investments vary from those in the indices.
4. Core Bond Fund's average annual total returns include the applicable sales charges: for Class A the current maximum initial sales charge is 4.75%;
   for Class B shares, the contingent deferred sales charges is 5% (1-year)
   and 2% (5-year); and for Class C and Class N, the 1% contingent deferred sales charge for the 1-year period.
5. Because Class B shares convert to Class A shares 72 months after purchase,
   Class B "10 Years" performance for Core Bond Fund does not include the contingent deferred sales charge and uses Class A performance for the period after conversion.

HOW DO THE ACCOUNT FEATURES AND SHAREHOLDER SERVICES FOR THE FUNDS COMPARE?

Purchases, Redemptions and Exchanges

      Both Funds are part of the OppenheimerFunds family of mutual funds. The procedures for purchases, exchanges and redemptions of shares of the Funds are substantially the same. Shares of either Fund may be exchanged for shares of the same class of other Oppenheimer funds offering such shares. Exchange privileges are subject to amendment or termination at any time.

      Both Funds have the same initial and subsequent minimum investment amounts for the purchase of shares. These amounts are $1,000 and $50, respectively. Both Funds have a maximum initial sales charge of 4.75% on
Class A shares for purchases of less than $25,000. The sales charge of 4.75%
is reduced for purchases of Class A shares of $25,000 or more. Investors who purchase $1 million or more of Class A shares pay no initial sales charge but may have to pay a contingent deferred sales charge of up to 1% if the shares are sold within 18 calendar months from the beginning of the calendar month during which they were purchased. Class B shares of the Funds are sold without a front-end sales charge but may be subject to a contingent deferred sales charge ("CDSC") upon redemption depending on the length of time the shares are held. The CDSC begins at 5% for shares redeemed in the first year and declines to 1% in the sixth year and is eliminated after that. Class C shares may be purchased without an initial sales charge, but if redeemed within 12 months of buying them, a CDSC of 1% may be deducted. Class N shares are purchased without an initial sales charge, but if redeemed within 18 months of the retirement plan's first purchase of N shares, a CDSC of 1% may be deducted.

      Class A, Class B, Class C and Class N shares of Core Bond Fund received in the Reorganization will be issued at net asset value, without a sales charge and no CDSC or redemption fee will be imposed on any Total Return Bond
Fund shares exchanged for Core Bond Fund shares as a result of the
Reorganization. However, any CDSC that applies to Total Return Bond Fund shares as of the date of the exchange will carry over to Core Bond Fund shares received in the Reorganization.

Dividends and Distributions

      Both Funds intend to declare dividends separately for each class of shares from net investment income each regular business day and pay those dividends to shareholders monthly on a date selected by the Board of Trustees of each Fund. Daily dividends will not be declared or paid on newly purchased shares until Federal Funds are available to the Funds from the purchase payment for shares. Dividends and distributions paid to Class A shares will generally be higher than dividends for Class B, Class C and Class N shares, which normally have higher expenses than Class A shares. The Funds have no fixed dividend rate and cannot guarantee that they will pay any dividends or distributions.

      Either Fund may realize capital gains on the sale of portfolio securities. If it does, it may make distributions out of any net short-term or long-term capital gains each year. The Funds may make supplemental distributions of dividends and capital gains following the end of their fiscal years.  There can be no assurance that either Fund will pay any capital gains distributions in a particular year.

Other Shareholder Services

      Both Funds also offer the following privileges: (i) the ability to reduce your sales charge on purchases of Class A shares through rights of accumulation or letters of intent, (ii) reinvestment of dividends and distributions at net asset value, (iii) net asset value purchases by certain individuals and entities, (iv) Asset Builder (automatic investment) Plans,
(v) Automatic Withdrawal and Exchange Plans for shareholders who own shares of the Funds valued at $5,000 or more, (vi) AccountLink and PhoneLink arrangements, (vii) exchanges of shares for shares of the same class of certain other funds at net asset value, (viii) telephone and Internet redemption and exchange privileges, (ix) wire redemptions of fund shares (for a fee), and (x) checkwriting. All of such services and privileges are subject to amendment or termination at any time and are subject to the terms of the
Funds' respective prospectuses.  For additional information, please see the section in the current Prospectus of Core Bond Fund titled "ABOUT YOUR
ACCOUNT."

  WHAT ARE THE PRINCIPAL RISKS OF AN INVESTMENT IN TOTAL RETURN BOND FUND OR
                               CORE BOND FUND?

      The risks associated with an investment in each Fund are substantially similar.  However, Core Bond Fund may have greater exposure to the risk of investing in asset-backed securities.  Total Return Bond Fund may have greater exposure to the risk of investing in mortgage-backed securities issued by private issuers that do not offer the credit backing of the U.S.
government.

      Like all investments, an investment in either Fund involves risk. There is no assurance that either Fund will meet its investment objective.  The achievement of the Funds' goals depends upon market conditions, generally, and on the portfolio manager's analytical and portfolio management skills.
The risks described below collectively form the risk profiles of the Funds, and can affect the value of the Funds' investments, investment performance and prices per share. There is also the risk that poor securities selection by the Manager will cause the Funds to underperform other funds having a similar objective. These risks mean that you can lose money by investing in either Fund. When you redeem your shares, they may be worth more or less than what you paid for them.

      In the OppenheimerFunds spectrum, the Funds generally have more risks than bond funds that focus primarily on U.S. government securities, but the
Funds' emphasis on investment-grade securities may make their share prices less volatile than high-yield bond funds or funds that focus on foreign bonds.

CREDIT RISK. Debt securities are subject to credit risk. Credit risk is the risk that the issuer of a debt security might not make interest and principal payments on the security as they become due. A downgrade in an issuer's credit rating or other adverse news about an issuer can reduce the value of that issuer's securities. Securities directly issued by the U.S. Treasury and certain U.S. government agencies that are backed by the full faith and credit of the U.S. government have little credit risk. Securities issued by other agencies or instrumentalities of the U.S. government such as the Federal Home
Loan Mortgage Corporation and the Federal National Mortgage Association are
neither guaranteed nor insured by the U.S. government but generally are considered to have low credit risks. These securities are described further below in "Obligations Issued or Guaranteed by U.S. Government Agencies or
Instrumentalities." Securities issued by private issuers have greater credit risks. If an issuer fails to pay interest, the Funds' income may be reduced.
If an issuer fails to repay principal, the value of that security and of the
Funds' shares may be reduced.

o Special Risks of Lower-Grade Securities. Because the Funds can invest up to
      20% of their total assets in securities (including convertible securities) below investment-grade, the Funds' credit risks are greater than those of funds that buy only investment-grade securities.
      Lower-grade debt securities may be subject to greater market fluctuations and greater risks of loss of income and principal than investment-grade debt securities. Securities that are (or that have fallen) below investment grade are exposed to a greater risk that the issuers of those securities might not meet their debt obligations.
      Those risks can reduce the Funds' share prices and the income it earns.
      The market for lower-grade securities may be less liquid, especially during times of economic distress, and therefore they may be harder to value or to sell at an acceptable price.

INTEREST RATE RISKS. Debt securities are subject to changes in value when prevailing interest rates change. When prevailing interest rates fall, the values of outstanding debt securities generally rise. When prevailing interest rates rise, the values of outstanding debt securities generally fall, and those securities may sell at a discount from their face amount. The magnitude of these fluctuations is generally greater for securities having longer maturities than for short-term securities. However, interest rate changes may have different effects on the values of mortgage-related securities because of prepayment risks, discussed below.

      At times, the Funds may buy longer-term debt securities. When the average duration of the Funds' portfolio is longer, their share prices may fluctuate more when interest rates change. The Funds can buy zero-coupon or
"stripped" securities, which are particularly sensitive to interest rate changes and the rate of principal payments (and prepayments). These are derivative securities that have prices that may go up or down more than other types of debt securities in response to interest rate changes. The Funds'
share prices can go up or down when interest rates change, because of the effect of the change on the value of the Funds' investments. Also, if interest rates fall, the Funds' investments in new securities at lower yields will reduce the Funds' income.

PREPAYMENT RISK. Prepayment risk is the risk that the issuer of a security can prepay the principal prior to the security's expected maturity. The prices and yields of mortgage-related securities are determined, in part, by assumptions about the cash flows from the rate of payments of the underlying mortgages. Changes in interest rates may cause the rate of expected prepayments of those mortgages to change. In general, prepayments increase when general interest rates fall and decrease when general interest rates rise.

      The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. Interest-only and principal-only "stripped" securities can be particularly volatile when interest rates change. If the Funds buy mortgage-related securities at a premium, accelerated prepayments on those securities could cause the Funds to lose a portion of their principal investment represented by the premium the
Funds paid.

      If prepayments of mortgages underlying a Collateralized Mortgage
Obligation ("CMO") occur faster than expected when interest rates fall, the market value and yield of the CMO could be reduced. If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Funds' shares to fall more.

RISKS OF USING DERIVATIVE INVESTMENTS. The Funds can use derivatives to seek increased returns or to try to hedge investment risks. In general terms, a derivative investment is an investment contract whose value depends on (or is derived from) the value of an underlying asset, interest rate or index.
Options, futures, interest-only and principal-only securities, structured notes, interest-rate swap agreements and mortgage-related securities are examples of derivatives the Funds can use.

      If the issuer of the derivative does not pay the amount due, the Funds can lose money on the investment. Also, the underlying security or investment on which the derivative is based, and the derivative itself, may not perform the way the Manager expected it to perform. If that happens, the Funds' share prices could fall and the Funds could get less income than expected, or their hedge might be unsuccessful. Some derivatives may be illiquid, making it difficult to value or to sell them at an acceptable price. The Funds have limits on the amount of certain types of derivatives they can hold. However, using derivatives can cause the Funds to lose money on their investments and/or increase the volatility of their share prices.
Hedging. The Funds can buy and sell certain kinds of futures contracts, put and call options, interest rate swaps and forward contracts to hedge investment risks. The Funds are not required to use hedging instruments to seek its objective and do not currently use them to a significant degree.

      There are special risks in particular hedging strategies. If the
      Manager used a hedging instrument at the wrong time or judged market conditions incorrectly, the strategy could reduce the Funds' return.
      The Funds could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market.
Credit Derivatives. Core Bond Fund may enter into credit default swaps, both
      (i) directly and (ii) indirectly in the form of a swap embedded within a structured note to protect against the risk that a debt security will default. Core Bond Fund pays a fee to enter into the trade and receives a fixed payment during the life of the swap. If there is a credit event
      (for example, the security fails to timely pay interest or principal),
      Core Bond Fund either delivers the defaulted bond (if Core Bond Fund has taken the short position in the credit default swap, also known as
      "buying credit protection") or pays the par amount of the defaulted bond (if Core Bond Fund has taken the long position in the credit default swap note, also known as "selling credit protection"). Risks of credit default swaps include the cost of paying for credit protection if there are no credit events, and adverse pricing when purchasing bonds to satisfy its delivery obligation where Core Bond Fund took a short position in the swap and there has been a credit event.

U.S. GOVERNMENT SECURITIES. Not all of the U.S. government securities the
Funds buy are backed by the full faith and credit of the U.S. government as to payment of interest and repayment of principal. Some are backed by the right of the entity to borrow from the U.S. Treasury. Others are backed only by the credit of the instrumentality. All of these different types of securities described below are generally referred to as "U.S. government securities."
o U.S. Treasury Obligations. These include Treasury bills (having maturities of one year or less when issued), Treasury notes (having maturities of more than one year and up to ten years when issued), and Treasury bonds
      (having maturities of more than ten years when issued). Treasury securities are backed by the full faith and credit of the United States as to timely payments of interest and repayments of principal. The
      Funds can buy U.S. Treasury securities that have been "stripped" of their coupons and zero-coupon securities described below.
o Obligations Issued or Guaranteed by U.S. Government Agencies or
      Instrumentalities. These include direct obligations and
      mortgage-related securities that have different levels of credit support from the U.S. government. Some are supported by the full faith and credit of the U.S. government, such as Government National Mortgage
      Association ("Ginnie Mae") pass-through mortgage certificates. Some are supported by the right of the issuer to borrow from the U.S. Treasury under certain circumstances, such as Federal National Mortgage
      Association ("Fannie Mae") bonds or Federal Home Loan Mortgage
      Corporation ("Freddie Mac") obligations.
o Mortgage-Related U.S. Government Securities. These include interests in pools of residential or commercial mortgages, in the form of CMOs and other "pass-through" mortgage securities. CMOs that are U.S. government securities have collateral to secure payment of interest and principal.
      They may be issued in different series with different interest rates and maturities. The collateral is either in the form of mortgage pass-through certificates issued or guaranteed by a U.S. agency or instrumentality or mortgage loans insured by a U.S. government agency.
      The Funds can have substantial amounts of their assets invested in mortgage-related U.S. government securities.
      The prices and yields of CMOs are determined, in part, by assumptions about the cash flows from the rate of payments of the underlying mortgages. Changes in interest rates may cause the rate of expected prepayments of those mortgages to change. These prepayment risks can make the prices of CMOs very volatile when interest rates change. That volatility will affect the Funds' share prices.

OTHER DEBT SECURITIES. While the Funds invest primarily in investment-grade debt securities, it is not required to dispose of debt securities that fall below investment grade after the Funds buy them. However, the portfolio managers will monitor those holdings to determine whether the Funds should sell them. While securities rated "Baa" by Moody's or "BBB" by S&P are considered "investment grade," they have some speculative characteristics.

      While investment-grade securities are subject to risks of non-payment of interest and principal, in general, higher-yielding lower-grade bonds, whether rated or unrated, have greater risks than investment-grade securities. There may be less of a market for them and therefore they may be harder to value and sell at an acceptable price. These risks can reduce the
Funds' share prices and the income it earns.

ASSET-BACKED SECURITIES. The Funds can buy asset-backed securities, which are fractional interests in pools of loans collateralized by the loans or other assets or receivables. They are typically issued by trusts and special purpose corporations that pass the income from the underlying pool to the buyer of the interest. These securities are subject to prepayment risks and the risk of default by the issuer as well as by the borrowers of the underlying loans in the pool.

PRIVATE-ISSUER SECURITIES. The Funds can invest in securities issued by private issuers that do not offer the credit backing of the U.S. government.
These include multi-class debt or pass-through certificates secured by mortgage loans. They may be issued by banks, savings and loans, mortgage bankers or special trusts. The Funds can buy other types of asset-backed securities collateralized by loans or other assets or receivables.
Private-issuer mortgage-backed securities are subject to the credit risks of the issuers (as well as the interest rate risks and prepayment risks discussed above). There is the risk that private issuers may not make timely payment of interest or repay principal when due, although in some cases those payment obligations may be supported by insurance or guarantees.

THE FUNDS' PORTFOLIO "DURATION" STRATEGIES. The "maturity" of a security (the date when its principal repayment is due) differs from effective duration, which attempts to measure the expected volatility of a security's price.

      Each Fund measures the duration of its entire portfolio of securities on a dollar-weighted basis, to try to maintain an average effective duration of its portfolio of three to six years under normal market conditions (that is, when financial markets are not in an unstable or volatile state).
However, duration cannot be relied on as an exact prediction of future volatility. There can be no assurance that either Fund will achieve its targeted portfolio duration at all times.

      Duration calculations rely on a number of assumptions and variables based on the historic performance of similar securities. Therefore, duration can be affected by unexpected economic events or conditions relating to a particular security. In the case of CMOs, duration calculations are based on historic rates of prepayments of underlying mortgages. If the mortgages underlying the Funds' investments are prepaid more rapidly or more slowly than expected, the duration calculation for that security may not be correct.

FOREIGN INVESTING. Each Fund may invest a portion of its assets in foreign debt securities. The Funds can buy debt securities issued by foreign governments or companies. The Funds can buy securities of governments and companies in emerging and developed markets. However, Total Return Bond Fund limits its investments to not more than 10% of its net assets in the securities of governments and companies in emerging markets. Debt securities issued or guaranteed by a foreign government or its agencies might not be backed by the "full faith and credit" of the government.

      The Funds' foreign debt investments can be denominated in U.S. dollars or in foreign currencies. However, the Funds may not invest more than 20% of their net assets in foreign debt securities. The Funds will buy and sell foreign currency only in connection with the purchase and sale of foreign securities and not for speculation.
o Risks of Foreign Investing. While foreign securities offer special investment opportunities, there are also special risks that can reduce the Funds' share prices and returns. The change in value of a foreign currency against the U.S. dollar will result in a change in the U.S.
      dollar value of securities denominated in that foreign currency.
      Currency rate changes can also affect the distributions the Funds make from the income they receives from foreign securities as foreign currency values change against the U.S. dollar. Foreign investing can result in higher transaction and operating costs for the Funds. Foreign issuers are not subject to the same accounting and disclosure requirements that U.S. companies are subject to. The value of foreign investments may be affected by exchange control regulations, currency devaluation, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in governmental, economic or monetary policy in the U.S. or abroad, or other political and economic factors. These risks could cause the prices of foreign securities to fall and therefore could depress the
      Funds' share prices.

      Additionally, if a fund invests a significant amount of its assets in foreign securities, it might expose the fund to "time-zone arbitrage"
      attempts by investors seeking to take advantage of the differences in value of foreign securities that might result from events that occur after the close of the foreign securities market on which a foreign security is traded and before the close of the New York Stock Exchange
      ("the NYSE") that day, when the Fund's net asset value is calculated.
      If such time-zone arbitrage were successful, it might dilute the interests of other shareholders. However, the Fund's use of "fair value pricing" to adjust the closing market prices of foreign securities under certain circumstances, to reflect what the Manager and the Board believe to be their fair value, may help deter those activities.
o Special Risks of Emerging Markets. The Funds can buy securities in emerging and developing markets. They present risks not found in more mature markets. Those securities may be more difficult to sell at an acceptable price and their prices may be more volatile than securities of issuers in more developed markets. Settlements of trades may be subject to greater delays so that the Funds might not receive the sale proceeds of a security on a timely basis.

      Emerging markets might have less developed trading markets and exchanges, and less developed legal and accounting systems. Investments may be subject to greater risks of government restrictions on withdrawing the sales proceeds of securities from the country.
      Economies of developing countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. Governments may be more unstable and present greater risks of nationalization or restrictions on foreign ownership of stocks of local companies. These investments may be substantially more volatile than securities of issuers in the U.S. and other developed countries and may be very speculative.

Forward Rolls. The Funds may enter into "forward rolls" (also referred to as
      "mortgage dollar rolls") transactions with respect to mortgage-related securities. In this type of transaction, the Funds sell a
      mortgage-related security to a buyer and simultaneously agree to repurchase a similar security at a later date at a set price.

      During the period between the sale and the repurchase, the Funds will not be entitled to receive interest and principal payments on the securities that have been sold. It is possible that the market value of the securities the Funds sell may decline below the price at which the
      Funds are obligated to repurchase securities, or that the counterparty might default in its obligation.
Zero-Coupon and "Stripped" Securities. Some of the debt securities the Funds buy are zero-coupon bonds that pay no interest. They are issued at a substantial discount from their face value. They may be securities issued by the U.S. government or private issuers. "Stripped" securities are the separate income or principal components of a debt security.
      Some CMOs or other mortgage-related securities may be stripped, with each component having a different proportion of principal or interest payments. One class might receive all the interest and the other all the principal payments.

      Zero-coupon and stripped securities are subject to greater fluctuations in price from interest rate changes than typical debt securities that pay interest on a regular basis. The Funds may have to pay out the imputed income on zero-coupon securities without receiving the cash currently. Stripped securities are particularly sensitive to changes in interest rates.

      The values of interest-only and principal-only mortgage-related securities are very sensitive to changes in interest rates and prepayments of underlying mortgages. The market for these securities may be limited, making it difficult for the Funds to value or to sell its holdings at an acceptable price.
Illiquid and Restricted Securities. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. Restricted securities may have terms that limit their resale to other investors or may require registration under applicable securities laws before they may be sold publicly. The Funds will not invest more than 15% of its net assets in illiquid or restricted securities. Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be subject to that limit. The Manager monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.
"Structured" Notes. The Funds can buy "structured" notes, which are specially-designed derivative debt investments whose payments of principal or interest payments are linked to the value of an index
      (such as a currency or securities index) or commodity. The terms of the instrument may be "structured" by the purchaser (the Fund) and the borrower issuing the note.

      The principal and/or interest payments depend on the performance of one or more other securities or indices, and the values of these notes will therefore fall or rise in response to the changes in the values of the underlying security or index. They are subject to both credit and interest rate risks and therefore the Funds could receive more or less than it originally invested when the notes mature, or it might receive less interest than the stated coupon payment if the underlying investment or index does not perform as anticipated. Their values may be very volatile and they may have a limited trading market, making it difficult for the Funds to value them or to sell its investment at an acceptable price.
Short-Term Debt Securities. The Funds can buy high-quality, short-term money market instruments, including obligations of the U.S. Government and its agencies, short-term corporate debt obligations, bank certificates of deposit and bankers' acceptances, and commercial paper, which are short-term, negotiable promissory notes of companies.
Preferred Stock. Core Bond Fund also can invest in preferred stock. Unlike common stock, preferred stock typically has a stated dividend rate.
      Preferred stock dividends may be cumulative (they remain a liability of the company until they are paid) or non-cumulative. When interest rates rise, the value of preferred stock having a fixed dividend rate tends to fall. The right to payment of dividends on preferred stock is generally subordinate to the rights of a corporation's debt securities.
Loans of Portfolio Securities. Core Bond Fund has entered into a Securities
      Lending Agreement with JP Morgan Chase. Under that agreement, portfolio securities of Core Bond Fund may be loaned to brokers, dealers and other financial institutions. The Securities Lending Agreement provides that loans must be adequately collateralized and may be made only in conformity with Core Bond Fund's Securities Lending Guidelines, adopted by Core Bond Fund's Board of Trustees. The value of the securities loaned may not exceed 25% of the value of the Fund's net assets.

PORTFOLIO TURNOVER. A change in the securities held by the Funds is known as
"portfolio turnover." The Funds may engage in active and frequent short-term trading to try to achieve their objective and may have a high portfolio turnover rate of over 100% annually. Increased portfolio turnover creates higher brokerage and transaction costs for the Funds (and may reduce performance). However, most of the Funds' portfolio transactions are principal trades that do not entail brokerage fees. If the Funds realize capital gains when they sell their portfolio investments, they must generally pay those gains out to shareholders, increasing their taxable distributions.

TEMPORARY DEFENSIVE AND INTERIM INVESTMENTS. In times of adverse or unstable market, economic or political conditions, the Funds can invest up to 100% of their total assets in temporary defensive investments that are inconsistent with the Funds' principal investment strategies. Generally they would be highly-rated commercial paper and money market instruments, U.S. government securities and repurchase agreements. The Funds might also hold these types of securities pending the investment of proceeds from the sale of Fund shares or portfolio securities or to meet anticipated redemptions of Fund shares. To the extent the Funds invest defensively in these securities, they may not achieve their investment objectives.

                     INFORMATION ABOUT THE REORGANIZATION

     This  is  only  a  summary  of the  material  terms  of the  Reorganization
Agreement.  You should read the Reorganization  Agreement,  which is attached as
Exhibit A.

How will the Reorganization be carried out?

      If the shareholders of Total Return Bond Fund approve the
Reorganization Agreement, the Reorganization will take place after various conditions are satisfied by Total Return Bond Fund and Core Bond Fund, including delivery of certain documents. The Closing Date is presently scheduled for on or about March 24, 2006 and the "Valuation Date" (which is the business day preceding the Closing Date of the Reorganization) is presently scheduled for on or about March 23, 2006.

      If the shareholders of Total Return Bond Fund vote to approve the
Reorganization Agreement, you will receive Class A, Class B, Class C and
Class N shares of Core Bond Fund equal in value to the value as of the
Valuation Date of your shares of Total Return Bond Fund.  Total Return Bond
Fund will then be liquidated and its outstanding shares will be cancelled.
The stock transfer books of Total Return Bond Fund will be permanently closed at the close of business on the Valuation Date.

      Shareholders of Total Return Bond Fund who vote their Class A, Class B,
Class C and Class N shares in favor of the Reorganization will be electing in effect to redeem their shares of Total Return Bond Fund at net asset value on the Valuation Date, after Total Return Bond Fund subtracts a cash reserve, and reinvests the proceeds in Class A, Class B, Class C and Class N shares of
Core Bond Fund at net asset value. The cash reserve is that amount retained by Total Return Bond Fund, which is deemed sufficient in the discretion of the Board of Total Return Bond Fund for the payment of Total Return Bond
Fund's outstanding debts, taxes and expenses of liquidation. Core Bond Fund is not assuming any debts of Total Return Bond Fund except debts for unsettled securities transactions and outstanding dividend and redemption checks. Any debts paid out of the cash reserve will be those debts, taxes or expenses of liquidation incurred by Total Return Bond Fund on or before the
Closing Date. Total Return Bond Fund will recognize capital gains or losses on any sales of portfolio securities made prior to the Reorganization. The sales of portfolio securities contemplated in the Reorganization are anticipated to be in the ordinary course of business of Total Return Bond
Fund's activities.

      Under the Reorganization Agreement, within one year after the Closing
Date, Total Return Bond Fund shall: (a) either pay or make provision for all of its debts and taxes; and (b) either (i) transfer any remaining amount of the cash reserve to Core Bond Fund, if such remaining amount is not material
(as defined below) or (ii) distribute such remaining amount to the shareholders of Total Return Bond Fund who were shareholders on the Valuation
Date. The remaining amount shall be deemed to be material if the amount to be distributed, after deducting the estimated expenses of the distribution, equals or exceeds one cent per share of the number of Total Return Bond Fund shares outstanding on the Valuation Date. In order to qualify for this rebate, it is not necessary for a shareholder of Total Return Bond Fund to continue to hold Core Bond Fund shares received in the Reorganization. If the cash reserve is insufficient to satisfy any of Total Return Bond Fund's liabilities, the Manager will assume responsibility for any such unsatisfied liability. Within one year after the Closing Date, Total Return Bond Fund will complete its liquidation.

      Under the Reorganization Agreement, either Total Return Bond Fund or
Core Bond Fund may abandon and terminate the Reorganization Agreement for any reason and there shall be no liability for damages or other recourse available to the other Fund, provided, however, that in the event that one of the Funds terminates the Reorganization Agreement without reasonable cause, it shall, upon demand, reimburse the other Fund for all expenses, including reasonable out-of-pocket expenses and fees incurred in connection with the
Reorganization Agreement.

      To the extent permitted by law, the Funds may agree to amend the
Reorganization Agreement without shareholder approval. They may also agree to terminate and abandon the Reorganization at any time before or, to the extent permitted by law, after the approval of shareholders of Total Return Bond
Fund.

Who will pay the expenses of the Reorganization?

     The cost of  printing  and  mailing  this  combined  Prospectus  and  Proxy
Statement  will be borne by  Total  Return  Bond  Fund  and is  estimated  to be approximately  $17,000.  The Funds will share the cost of the tax  opinion.  Any documents such as existing  prospectuses  or annual reports that are included in the  proxy  mailing  or at a  shareholder's  request  will be a cost of the Fund issuing the  document.  Any other  out-of-pocket  expenses  associated  with the
Reorganization  will be paid by the Funds in the amounts  incurred by each.  The approximate cost of the Reorganization is $40,500 for Total Return Bond Fund and
$15,000 for Core Bond Fund.

What are the tax consequences of the Reorganization?

      The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes under Section 368(a)(1) of the Internal
Revenue Code of 1986, as amended. Based on certain assumptions and representations received from Total Return Bond Fund and Core Bond Fund, it is expected to be the opinion of Deloitte & Touche LLP that shareholders of
Total Return Bond Fund will not recognize any gain or loss for federal income tax purposes as a result of the exchange of their shares for shares of Core
Bond Fund, and it is expected to be the opinion of Deloitte & Touche LLP that shareholders of Core Bond Fund will not recognize any gain or loss upon receipt of Total Return Bond Fund's assets, and that the holding period of
Core Bond Fund shares received in that exchange will include the period that
Total Return Bond Fund shares were held (provided such shares were held as a capital asset on the Closing Date). Please see the Agreement and Plan of
Reorganization for more details.  If the tax opinion is not received by the
Closing Date, the Fund may still choose to go forward with the
Reorganization, pending re-solicitation of shareholders and shareholder approval. In addition, neither Fund is expected to recognize a gain or loss as a direct result of the Reorganization.

      Immediately prior to the Valuation Date, Total Return Bond Fund will pay a dividend which will have the effect of distributing to Total Return
Bond Fund's shareholders all of Total Return Bond Fund's investment company taxable income, if any, for taxable years ending on or prior to the Closing
Date (computed without regard to any deduction for dividends paid) and all of its net capital gains, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any available capital loss carry-forward). Any such dividends will be included in the taxable income of
Total Return Bond Fund's shareholders as ordinary income and capital gain, respectively.

      You will continue to be responsible for tracking the purchase cost and holding period of your shares and should consult your tax advisor regarding the effect, if any, of the Reorganization in light of your individual circumstances. You should also consult your tax advisor as to state and local and other tax consequences, if any, of the Reorganization because this discussion only relates to federal income tax consequences.

                        REASONS FOR THE REORGANIZATION

Board Considerations

      At a meeting of the Board of Trustees of Total Return Bond Fund held
September 14, 2005, the Board considered whether to approve the proposed
Reorganization and reviewed and discussed with the Manager and the Board's independent legal counsel the proposed Reorganization. Information with respect to the Funds' respective investment objectives and policies, management fees, distribution fees and other operating expenses, historical performance and asset size also was considered by the Board.

      The Board reviewed information demonstrating that Total Return Bond
Fund is a significantly smaller fund with approximately $59 million in net assets as of August 25, 2005. The Board considered that Total Return Fund has not seen any significant influx of money into the Fund and the Manager does not anticipate the assets of the Fund will grow substantially thereby helping to decrease fund operating expenses. The Board also considered that Total
Return Bond Fund's assets are unlikely to increase substantially in size in the near future, and, as a result, its expense ratios would likely remain the same as fixed expenses are borne by a relatively small fund. In comparison,
Core Bond Fund had approximately $830 million in net assets as of August 25,
2005. Economies of scale may benefit shareholders of Total Return Bond Fund.

      At that meeting, the Board considered the fact that both Funds have similar investment objectives and are managed by the same team of investment professionals. Additionally, the Board considered that both Funds invest primarily in investment-grade debt securities, which include domestic and foreign government bonds, domestic and foreign corporate debt obligations, and mortgage related securities issued by private issuers. Although there is no set allocation of assets among the classes of securities either Fund buys, currently the Funds focus mainly on U.S. government securities and investment-grade debt securities.

      The Board also considered that the procedures for purchases, exchanges and redemptions of shares of both Funds are substantially similar and that both Funds offer the same investor services and options.

      The Board also considered the terms and conditions of the
Reorganization, including that there would be no sales charge imposed in effecting the Reorganization and that the Reorganization is expected to be a tax-free reorganization. The Board concluded that Total Return Bond Fund's participation in the transaction is in the best interests of Total Return
Bond Fund and that the Reorganization would not result in a dilution of the interests of existing shareholders of Total Return Bond Fund.

      After consideration of the above factors, and such other factors and information as the Board of Total Return Bond Fund deemed relevant, the
Board, including the Trustees who are not "interested persons" (as defined in the Investment Company Act) of either Total Return Bond Fund or the Manager
(the "Independent Trustees"), unanimously approved the Reorganization and the
Reorganization Agreement and voted to recommend its approval by the shareholders of Total Return Bond Fund.

      The Board of Core Bond Fund also determined that the Reorganization was in the best interests of Core Bond Fund and its shareholders and that no dilution would result to those shareholders. Core Bond Fund shareholders do not vote on the Reorganization. The Board of Core Bond Fund, including the
Independent Trustees, unanimously approved the Reorganization and the
Reorganization Agreement.

      Neither Board's members are required to attend the meeting nor do they plan to attend the meeting.

      For the reasons discussed above, the Board, on behalf of Total Return
Bond Fund, recommends that you vote FOR the Reorganization Agreement. If shareholders of Total Return Bond Fund do not approve the Reorganization
Agreement, the Reorganization will not take place.

What should I know about Class A, Class B, Class C and Class N Shares of Core
Bond Fund?

      Upon consummation of the Reorganization, Class A, Class B, Class C and
Class N shares of Core Bond Fund will be distributed to shareholders of Class
A, Class B, Class C and Class N shares of Total Return Bond Fund, respectively, in connection with the Reorganization. Each share will be fully paid and non-assessable when issued, will have no preemptive or conversion rights and will be transferable on the books of Core Bond Fund. Each Fund's
Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund's obligations, and provides for indemnification and reimbursement of expenses out of its property for any shareholder held personally liable for its obligations. Neither Fund permits cumulative voting. The shares of Core Bond Fund will be recorded electronically in each shareholder's account. Core Bond Fund will then send a confirmation to each shareholder. Shareholders of Total Return Bond Fund holding certificates representing their shares will not be required to surrender their certificates in connection with the reorganization. However, former shareholders of Total Return Bond Fund whose shares are represented by outstanding share certificates will not be allowed to redeem or exchange shares of Core Bond Fund they receive in the Reorganization until the exchanged Total Return Bond Fund certificates have been returned to the
Transfer Agent.

      Like Total  Return  Bond Fund,  Core Bond Fund does not  routinely  hold annual shareholder meetings.

WHAT ARE THE FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS?

      Both Total Return Bond Fund and Core Bond Fund have certain additional investment restrictions that, together with their investment objectives, are fundamental policies, changeable only by shareholder approval. Generally, these investment restrictions are similar between the Funds.  Please see the
Statement of Additional Information for each Fund for descriptions of those investment restrictions.

OTHER COMPARISONS BETWEEN THE FUNDS

      The description of certain other key features of the Funds below is supplemented by Core Bond Fund's Prospectus and Statement of Additional
Information, which are incorporated by reference.

Management of the Funds

      Each Fund is governed by a different Board of Trustees, who are responsible for protecting the interests of their respective Fund's shareholders under federal and Massachusetts law and other applicable laws.
For a listing of the Core Bond Fund's Board of Trustees and biographical information, please refer to the Statement of Additional Information to this combined Prospectus and Proxy Statement.

Investment Management and Fees

      The day-to-day management of the business and affairs of each Fund is the responsibility of the Manager.  Pursuant to each Fund's investment advisory agreement, the Manager acts as the investment advisor for both
Funds, manages the assets of both Funds and makes their respective investment decisions.  The Manager employs the Funds' portfolio managers.  Angelo
Manioudakis, Antulio Bomfin, Geoffrey Caan, Benjamin J. Gord and Charles Moon
are primarily responsible for the day-to-day management of each Fund's investments.

      Both Funds obtain investment management services from the Manager according to the terms of management agreements that are substantially similar except that Core Bond Fund's management fee rates were higher than those of Total Return Bond Fund during each Fund's last completed fiscal year.  However, the Manager has agreed to contractually reduce the advisory fees paid by Core Bond Fund to the Manager, following the successful completion of the merger, from the current rate of 0.56% of the Fund's average daily net assets to 0.50%, which rate reflects anticipated net assets of Core Bond Fund immediately following the Reorganization. As a result, the effective management fee for Core Bond Fund (post merger) is expected to be the same as that for Total Return Bond Fund. The chart below shows the current contractual management fee schedule for each of the Funds and the proposed lower management fee schedule for Core Bond Fund upon the successful completion of the merger.

---------------------------------------------------------------------------------
Total Return Bond Fund(1)   Core Bond Fund(1)          Core Bond Fund (post
                                                       merger)(1)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
0.50% of the first $250     0.60% of the first $200    0.50% of the first $1
million of average annual   million of average annual  billion of average
net assets of the Fund;     net assets of the Fund,    annual net assets of the
0.475% of the next $500     0.57% of the next $200     Fund and 0.35% of
million; and 0.45% of       million, 0.54% of the      average annual net
average annual net assets   next $200 million, 0.51%   assets in excess of $1
in excess of $750 million.  of the next $200 million,  billion.
                            0.45% of the next $200
                            million and 0.35% of
                            average annual net assets
                            in excess of $1 billion.
---------------------------------------------------------------------------------

1. Based on average annual net assets of the respective Fund.

      In connection with the Reorganization, Core Bond Fund will acquire approximately $58 million in net assets from Total Return Bond Fund bringing
Core Bond Fund's net assets to approximately $987 million. For purposes of the foregoing calculation, average annual net assets for both Funds are measured as of December 31, 2005. Assuming additional growth post merger, it is expected that Core Bond Fund shareholders also may benefit from the reduction of the management fee to 0.35% when average annual net assets exceed $1 billion.

      In addition, OFI will continue to voluntarily waive expenses for Core
Bond Fund after the merger so that "Total Annual Operating Expenses" as percentages of average daily net assets, will not exceed the following annual rates: 0.90% for the Class A shares; 1.65% for the Class B shares; 1.65% for the Class C shares and 1.15% for the Class N shares.

      The advisory agreements require the Manager, at its expense, to provide the Funds with adequate office space, facilities and equipment. The agreements also require the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Funds. Those responsibilities include the compilation and maintenance of records with respect to their operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Funds.

      Each Fund pays expenses not expressly assumed by the Manager under the advisory agreement. The advisory agreements list examples of expenses paid by each Fund. The major categories relate to interest, taxes, brokerage commissions, fees to Independent Trustees, legal and audit expenses, custodian bank and transfer agent expenses, share issuance costs, certain printing and registration costs, and non-recurring expenses, including litigation costs.

      Both investment advisory agreements generally provide that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss sustained by reason of good faith errors or omissions in connection with any matters to which the agreement(s) relate.

      The Manager is controlled by Oppenheimer Acquisition Corp., a holding company owned in part by senior officers of the Manager and ultimately controlled by Massachusetts Mutual Life Insurance Company, a mutual life insurance company that also advises pension plans and investment companies.
The Manager has been an investment advisor since January 1960. The Manager
(including subsidiaries and an affiliate) managed more than $200 billion in assets as of December 31, 2005, including other Oppenheimer funds with more than 6 million shareholder accounts. The Manager is located at 225 Liberty
Street, 11th Floor, New York, New York 10281-1008.

Distribution Services

      OppenheimerFunds Distributor, Inc. (the "Distributor") acts as the principal underwriter in a continuous public offering of shares of the Funds, but is not obligated to sell a specific number of shares.  Both Funds have adopted a Service Plan and Agreement under Rule 12b-1 of the Investment
Company Act for their Class A shares. The Service Plan provides for the reimbursement to the Distributor for a portion of its costs incurred in connection with the services provided to accounts that hold Class A shares of the respective Funds. Under the Class A Service Plans, reimbursement is made at a rate of up to 0.25% of average annual net assets of Class A shares of the respective Funds. The Distributor currently uses the fees it receives from the Funds to pay dealers, brokers and other financial institutions (they are referred to as "recipients") for personal services and account maintenance services they provide for their customers that hold Class A shares of the respective Funds.

      Both Funds have adopted Distribution and Service Plans and Agreements under Rule 12b-1 of the Investment Company Act for Class B, Class C and Class
N shares. These plans compensate the Distributor for its services and costs in connection with the distribution of Class B, Class C and Class N shares and for servicing shareholder accounts. Under the plans, the Funds pay the
Distributor an annual asset-based sales charge of 0.75% on Class B and Class
C shares and 0.25% on Class N shares. The Distributor also receives a service fee of 0.25% per year under the Class B, Class C and Class N plans.

      The asset-based sales charge and service fees increase Class B and
Class C expenses by 1.0% and increase Class N expenses by 0.50% of the net assets per year of the respective class. Because these fees are paid out of the Funds' assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

      The Distributor uses the service fees to compensate dealers for providing personal services for accounts that hold Class B, Class C or Class
N shares. The Distributor normally pays the 0.25% service fees to dealers in advance for the first year after the shares are sold by the dealer. After the shares have been held for a year, the Distributor pays the service fees to dealers on a periodic basis.

      In addition, the Manager and the Distributor may make substantial payments to dealers or other financial intermediaries and service providers for distribution and/or shareholder servicing activities, out of their own resources, including the profits from the advisory fees the Manager receives from the Fund. Some of these distribution-related payments may be made to dealers or financial intermediaries for marketing, promotional or related expenses; these payments are often referred to as "revenue sharing." In some circumstances, those types of payments may create an incentive for a dealer or financial intermediary or its representatives to recommend or offer shares of the Fund or other Oppenheimer funds to its customers. You should ask your dealer or financial intermediary for more details about any such payments it receives.

Transfer Agency and Custody Services

      Both Funds receive shareholder accounting and other clerical services from OppenheimerFunds Services, a division of the Manager, in its capacity as transfer agent and dividend paying agent. It acts on an annual per-account fee basis for both Funds. The terms of the transfer agency agreement for both
Funds, and of a voluntary undertaking to limit transfer agent fees (to 0.35%
per fiscal year for each class of both Funds) are substantially similar.
Citibank, N.A., located at 388 Greenwich Street, New York, New York, 10013, and JP Morgan Chase Bank, located at 4 Chase Metro Tech Center, Brooklyn, NY
11245, act as custodian of the securities and other assets of Total Return
Bond Fund and Core Bond Fund, respectively.

Shareholder Rights

      Both Total Return Bond Fund and Core Bond Fund are organized as
Massachusetts business trusts and thus their shareholders have the same rights due them under state law. The Funds are not required to, and do not, hold annual meetings of shareholders and have no current intention to hold such meetings, except as required by the Investment Company Act. Under the
Investment Company Act, the Funds are required to hold a shareholder meeting if, among other reasons, the numbers of Trustees elected by shareholders is less than a majority of the total number of Trustees, or if they seek to change a fundamental investment policies.  In addition, holders of at least
10% of each Fund's outstanding shares may require such Fund to hold a shareholder meeting for the purpose of voting on the removal of any Trustee.

                              VOTING INFORMATION

How do I vote?

      Please take a few moments to complete your proxy ballot promptly. You may vote your shares by completing and signing the enclosed proxy ballot(s)
and mailing the proxy ballot(s) in the postage paid envelope provided.  You also may vote your shares by telephone or via the internet by following the instructions on the attached proxy ballot(s) and accompanying materials.  You may cast your vote by attending the Meeting in person if you are a record owner.

      If you need assistance, have any questions regarding the Proposal or need a replacement proxy ballot, you may contact us toll-free at
1-800-225-5677 (1-800-CALL-OPP).  Any proxy given by a shareholder, whether in writing, by telephone or via the internet, is revocable as described below under the paragraph titled "Revoking a Proxy."

      If you simply sign and date the proxy but give no voting instructions, your shares will be voted in favor of the Reorganization Agreement.

Telephone Voting

      Please have the proxy ballot in hand and call the number on the enclosed materials and follow the instructions.  After you provide your voting instructions, those instructions will be read back to you and you must confirm your voting instructions before ending the telephone call.  The voting procedures used in connection with telephone voting are designed to reasonably authenticate the identity of shareholders, to permit shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded.

      As the Special Meeting date approaches, certain shareholders may receive telephone calls from a representative of the solicitation firm (if applicable) if their vote has not yet been received.  Authorization to permit the solicitation firm to execute proxies may be obtained by telephonic instructions from shareholders of Total Return Bond Fund.  Proxies that are obtained telephonically will be recorded in accordance with the procedures discussed herein.  These procedures have been designed to reasonably ensure that the identity of the shareholder providing voting instructions is accurately determined and that the voting instructions of the shareholder are accurately recorded.

      In all cases where a telephonic proxy is solicited, the solicitation firm representative is required to ask for each shareholder's full name, address, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation) and to confirm that the shareholder has received the Proxy Statement and ballot.  If the information solicited agrees with the information provided to the solicitation firm, the solicitation firm representative has the responsibility to explain the process, read the proposal listed on the proxy ballot, and ask for the shareholder's instructions on such proposal.  The solicitation firm representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote.  The solicitation firm representative may read any recommendation set forth in the Proxy Statement.
The solicitation firm representative will record the shareholder's instructions.  Within 72 hours, the shareholder will be sent a confirmation of his or her vote asking the shareholder to call the solicitation firm immediately if his or her instructions are not correctly reflected in the confirmation.  For additional information, see also the section below titled
"Solicitation of Proxies".

Internet Voting

      You also may vote over the internet by following the instructions in the enclosed materials.  You will be prompted to enter the control number on the enclosed proxy ballot. Follow the instructions on the screen, using your proxy ballot as a guide.

Who is entitled to vote and how are votes counted?

      Shareholders of record of Total Return Bond Fund at the close of business on December 6, 2005 (the "record date") will be entitled to vote at the Meeting. On December 6, 2005, there were 5,891,586.675 outstanding shares of Total Return Bond Fund, consisting of 4,268,148.649 Class A shares,
481,577.936 Class B shares, 833,529.405 Class C shares and 308,330.685 Class
N shares.  Each shareholder will be entitled to one vote for each full share, and a fractional vote for each fractional share of Total Return Bond Fund held on the Record Date.

      The individuals named as proxies on the proxy ballots (or their substitutes) will vote according to your directions if your proxy ballot is received and properly executed, or in accordance with the instructions you provide if you vote by telephone, internet or mail.  You may direct the proxy holders to vote your shares on the proposal by checking the appropriate box
"FOR" or "AGAINST", or instruct them not to vote those shares on the proposal by checking the "ABSTAIN" box.

Quorum and Required Vote

The presence in person or by proxy of a majority of Total Return Bond Fund's shares outstanding and entitled to vote constitutes a quorum.  Shares whose proxies reflect an abstention on the proposal are counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists for the Proposal.  However, broker non-votes are counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists for the Proposal.  In the absence of a quorum, the shareholders present or represented by proxy and entitled to vote thereat have the power to adjourn the meeting from time to time without further notice.

      The affirmative vote of the holders of a "majority of the outstanding voting securities" (as defined in the Investment Company Act) of Total Return
Bond Fund is necessary to approve the Reorganization Agreement and the transactions contemplated thereby.  As defined in the Investment Company Act, the vote of a majority of the outstanding voting securities means the vote of
(1) 67% or more of Total Return Bond Fund's outstanding shares present at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (2) more than 50% of the Fund's outstanding shares, whichever is less.  Core Bond Fund shareholders do not vote on the Reorganization.

      If a quorum is present but sufficient votes to approve the Proposal are not received by the date of the Meeting, the persons named in the enclosed proxy (or their substitutes) may propose and approve one or more adjournments of the Meeting to permit further solicitation of proxies.  All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned.
The persons named as proxies on the proxy ballots (or their substitutes) will vote the Shares present in person or by proxy (including broker non-votes and abstentions) in favor of such an adjournment if they determine additional solicitation is warranted and in the interests of the Fund's shareholders.

Solicitation of Proxies

      Broker-dealer firms, banks, custodians, nominees and other fiduciaries may be required to forward soliciting material to the beneficial owners of the shares of record on behalf of Total Return Bond Fund and to obtain authorization for the execution of proxies.  For those services, they will be reimbursed by the Fund for their reasonable expenses incurred in connection with the proxy solicitation to the extent the Fund would have directly borne those expenses.

      In addition to solicitations by mail, solicitations may be conducted by telephone or email including by a proxy solicitation firm hired at Total
Return Bond Fund's expense. If a proxy solicitation firm is hired, it is anticipated that the cost to Total Return Bond Fund of engaging a proxy solicitation firm would not exceed $7,500, plus the additional costs which would be incurred in connection with contacting those shareholders who have not voted, in the event of a need for re-solicitation of votes.  Currently, if the Manager determines to retain the services of a proxy solicitation firm on behalf of the Fund, the Manager anticipates retaining Computershare Fund
Services.  Any proxy solicitation firm engaged by the Fund, among other things, will be: (i) required to maintain the confidentiality of all shareholder information; (ii) prohibited from selling or otherwise disclosing shareholder information to any third party; and (iii) required to comply with applicable telemarketing laws.

Voting by Broker-Dealers

      Shares owned of record by broker-dealers for the benefit of their customers ("street account shares") will be voted by the broker-dealer based on instructions received from its customers. If no instructions are received, the broker-dealer does not have discretionary power ("broker non-vote") to vote such street account shares on the Proposal under applicable stock exchange rules.  This "broker non-vote" occurs when a proxy is received from a broker and the broker does not have discretionary authority to vote the shares on that matter.  Broker non-votes will not be counted for purposes of determining a quorum nor will they be counted as votes "for" or "against" the
Proposal.  Beneficial owners of street account shares cannot vote at the meeting.  Only record owners may vote at the meeting.

Voting by the Trustee for OppenheimerFunds-Sponsored Retirement Plans

      Shares held in OppenheimerFunds-sponsored retirement accounts for which votes are not received as of the last business day before the Meeting Date, will be voted by the trustee for such accounts in the same proportion as
Shares for which voting instructions from the Fund's other shareholders have been timely received.

Revoking a Proxy

      You may revoke a previously granted proxy at any time before it is exercised by (1) delivering a written notice to the Fund expressly revoking your proxy, (2) signing and sending to the Fund a later-dated proxy, or (3)
telephone or internet or (4) attending the Meeting and casting your votes in person if you are a record owner. Please be advised that the deadline for revoking your proxy by telephone or the internet is 3:00 P.M., Eastern Time, on the last business day before the Meeting.

What other matters will be voted upon at the Meeting?

      The Board of Trustees of Total Return Bond Fund does not intend to bring any matters before the Meeting other than those described in this proxy. Neither the Board nor the Manager is aware of any other matters to be brought before the Meeting by others. Matters not known at the time of the solicitation may come before the Meeting.  The proxy as solicited confers discretionary authority with respect to such matters that might properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy (or their substitutes) to vote the proxy in accordance with their judgment on such matters.

Shareholder Proposals

      The Funds are not required and do not intend to hold shareholder meetings on a regular basis.  Special meetings of shareholders may be called from time to time by either a Fund or the shareholders (for certain matters and under special conditions described in the Funds' Statements of Additional
Information).  Under the proxy rules of the SEC, shareholder proposals that meet certain conditions may be included in a fund's proxy statement for a particular meeting.  Those rules currently require that for future meetings, the shareholder must be a record or beneficial owner of Fund shares either
(i) with a value of at least $2,000 or (ii) in an amount representing at least 1% of the Fund's securities to be voted, at the time the proposal is submitted and for one year prior thereto, and must continue to own such shares through the date on which the meeting is held.  Another requirement relates to the timely receipt by a Fund of any such proposal. Under those rules, a proposal must have been submitted a reasonable time before the Fund began to print and mail this Proxy Statement in order to be included in this
Proxy Statement.  A proposal submitted for inclusion in a Fund's proxy material for the next special meeting after the meeting to which this Proxy
Statement relates must be received by the Fund a reasonable time before the
Fund begins to print and mail the proxy materials for that meeting. Notice of shareholder proposals to be presented at the Meeting must have been received within a reasonable time before the Fund began to mail this Proxy Statement.
The fact that the Fund receives a proposal from a qualified shareholder in a timely manner does not ensure its inclusion in the proxy material because there are other requirements under the proxy rules for such inclusion.

      Shareholder Communications to the Board

      Shareholders who desire to communicate generally with the Board should address their correspondence to the Board of Trustees of the applicable Fund and may submit their correspondence by mail to the Fund at 6803 South Tucson
Way, Centennial, CO 80112, attention Secretary of the Fund; and if the correspondence is intended for a particular Trustee, the shareholder should so indicate.

Reports to Shareholders and Financial Statements

      To avoid sending duplicate copies of materials to households, the Funds mail only one copy of each report to shareholders having the same last name and address on the Funds' records.  The consolidation of these mailings, called householding, benefits the Funds through reduced mailing expenses.

      If you want to receive multiple copies of these materials or request householding in the future, you may call the transfer agent at
1.800.647.7374.  You may also notify the transfer agent in writing at 6803
South Tucson Way, Centennial, Colorado 80112.  Individual copies of prospectuses and reports will be sent to you within 30 days after the transfer agent receives your request to stop householding.

       ADDITIONAL INFORMATION ABOUT TOTAL RETURN BOND FUND AND CORE BOND FUND

      Both Funds also file proxy materials, proxy voting reports and other information with the SEC in accordance with the informational requirements of the Securities and Exchange Act of 1934 and the Investment Company Act. These
materials can be inspected and copied at: the SEC's Public Reference Room in
Washington, D.C. (Phone: 1.202.942.8090) or the EDGAR database on the SEC's website at www.sec.gov. Copies may be obtained upon payment of a duplicating fee by electronic request at the SEC's e-mail address: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C.
20549-0102.

Pending Litigation

      A consolidated amended complaint has been filed as putative derivative and class actions against the Manager, Distributor and Transfer Agent, as well as 51 of the Oppenheimer funds (collectively the "funds") including the
Funds, 30 present and former Directors or Trustees and 8 present and former officers of certain of the funds. This complaint, initially filed in the U.S.
District Court for the Southern District of New York on January 10, 2005 and
amended on March 4, 2005, consolidates into a single action and amends six individual previously-filed putative derivative and class action complaints.
Like those prior complaints, the complaint alleges that the Manager charged excessive fees for distribution and other costs, improperly used assets of the funds in the form of directed brokerage commissions and 12b-1 fees to pay brokers to promote sales of the funds, and failed to properly disclose the use of fund assets to make those payments in violation of the Investment
Company Act and the Investment Advisers Act of 1940. Also, like those prior complaints, the complaint further alleges that by permitting and/or participating in those actions, the Directors/Trustees and the officers breached their fiduciary duties to Fund shareholders under the Investment
Company Act and at common law.  The complaint seeks unspecified compensatory and punitive damages, rescission of the funds' investment advisory agreements, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

       The defendants believe the claims asserted in these law suits to be without merit, and intend to defend the suits vigorously. The Manager and the
Distributor do not believe that the pending actions are likely to have a material adverse effect on the Funds or on their ability to perform their respective investment advisory or distribution agreements with the Funds.

Principal Shareholders

      As of December 6, 2005, the officers and Trustees of Total Return Bond
Fund as a group and of Core Bond Fund as a group, owned less than 1% of the outstanding voting shares of their respective Fund. As of December 6, 2005, the only persons who owned of record or were known by Total Return Bond Fund or Core Bond Fund to own beneficially 5% or more of any class of the outstanding shares of that respective Fund are listed in Exhibit B.

      As of December 16, 2005, the Manager and its affiliates beneficially owned 48.04% of the Class A shares, which represents 34.91% of the outstanding voting securities of Total Return Bond Fund. For purposes of voting on the Reorganization, the Manager has undertaken to vote its shares of Total Return Bond Fund in the same proportion as the shares of other Fund shareholders are voted on such matter.

By Order of the Board of Trustees,

Robert G. Zack, Secretary
January 10, 2006

           EXHIBITS TO THE COMBINED PROSPECTUS AND PROXY STATEMENT

Exhibit

A  Agreement and Plan of Reorganization between Oppenheimer Total Return Bond
   Fund and Oppenheimer Core Bond Fund

B  Principal Shareholders

                                                                     EXHIBIT A

                     AGREEMENT AND PLAN OF REORGANIZATION

      AGREEMENT  AND  PLAN OF  REORGANIZATION  (the  "Agreement")  dated as of
October 28, 2005 by and between  Oppenheimer  Total  Return Bond Fund  ("Total
Return Bond Fund"), a Massachusetts  business trust and Oppenheimer  Integrity
Funds, a Massachusetts  business  trust,  on behalf of its series  Oppenheimer
Core Bond Fund.

                             W I T N E S S E T H:

      WHEREAS,  the  parties are each  open-end  investment  companies  of the management type; and

      WHEREAS,  the parties  hereto  desire to provide for the  reorganization pursuant  to  Section  368(a)(1)  of the  Internal  Revenue  Code of 1986,  as
amended (the  "Code"),  of Total Return Bond Fund through the  acquisition  by
Core Bond Fund of  substantially  all of the assets of Total  Return Bond Fund in exchange for the voting shares of beneficial  interest  ("shares") of Class
A,  Class B,  Class C and Class N shares of Core Bond Fund and the  assumption by Core Bond Fund of certain  liabilities  of Total  Return  Bond Fund,  which
Class A,  Class B,  Class C and  Class N shares  of Core  Bond  Fund are to be distributed  by  Total  Return  Bond  Fund  pro  rata to its  shareholders  in complete  liquidation of Total Return Bond Fund and complete  cancellation  of its shares;

      NOW,   THEREFORE,   in  consideration  of  the  mutual  promises  herein
contained, the parties hereto agree as follows:

   1.       The  parties  hereto  hereby  adopt  this  Agreement  and  Plan of
Reorganization (the "Agreement")  pursuant to Section 368(a)(1) of the Code as follows:  The reorganization will be comprised of the acquisition by Core Bond
Fund of substantially  all of the assets of Total Return Bond Fund in exchange for  Class A,  Class B,  Class C and  Class N shares of Core Bond Fund and the assumption  by Core Bond Fund of  certain  liabilities  of Total  Return  Bond
Fund,  followed  by the  distribution  of such  Class A,  Class B, Class C and
Class N shares of Core Bond Fund to the Class A,  Class B, Class C and Class N
shareholders  of Total  Return Bond Fund in exchange  for their Class A, Class
B, Class C and Class N shares of Total Return Bond Fund,  all upon and subject to the terms of the Agreement hereinafter set forth.

      The share  transfer  books of Total Return Bond Fund will be permanently closed  at the  close  of  business  on the  Valuation  Date  (as  hereinafter defined) and only redemption  requests  received in proper form on or prior to the close of  business  on the  Valuation  Date  shall be  fulfilled  by Total
Return  Bond Fund;  redemption  requests  received  by Total  Return Bond Fund after that date shall be treated as requests for the  redemption of the shares of  Core  Bond  Fund to be  distributed  to the  shareholder  in  question  as provided in Section 5 hereof.

   2. On the  Closing  Date (as  hereinafter  defined),  all of the  assets of
Total  Return  Bond Fund on that date,  excluding  a cash  reserve  (the "cash reserve")  to be  retained  by  Total  Return  Bond  Fund  sufficient  in  its discretion  for the  payment  of the  expenses  of Total  Return  Bond  Fund's dissolution and its liabilities,  but not in excess of the amount contemplated by Section  10E,  shall be  delivered  as  provided  in Section 8 to Core Bond
Fund,  in exchange  for and against  delivery to Total Return Bond Fund on the
Closing  Date of a number of Class A,  Class B,  Class C and Class N shares of
Core Bond Fund,  having an aggregate net asset value equal to the value of the assets of Total Return Bond Fund so transferred and delivered.

   3. The net asset  value of Class A,  Class B, Class C and Class N shares of
Core  Bond Fund and the value of the  assets of Total  Return  Bond Fund to be transferred  shall in each case be  determined  as of the close of business of
The New York Stock Exchange on the Valuation  Date. The computation of the net asset  value of the Class A,  Class B, Class C and Class N shares of Core Bond
Fund and the Class A,  Class B,  Class C and  Class N shares  of Total  Return
Bond Fund shall be done in the manner used by Core Bond Fund and Total  Return
Bond Fund, respectively,  in the computation of such net asset value per share as set forth in their respective  prospectuses.  The methods used by Core Bond
Fund in such  computation  shall be applied to the  valuation of the assets of
Total Return Bond Fund to be transferred to Core Bond Fund.

      Total Return Bond Fund shall declare and pay,  immediately  prior to the
Valuation  Date, a dividend or  dividends  which,  together  with all previous such  dividends,  shall have the effect of  distributing  to Total Return Bond
Fund's  shareholders  all of  Total  Return  Bond  Fund's  investment  company taxable  income  for  taxable  years  ending on or prior to the  Closing  Date
(computed  without  regard to any  dividends  paid) and all of its net capital gain,  if any,  realized  in taxable  years  ending on or prior to the Closing
Date (after reduction for any capital loss carry-forward).

   4. The   closing   (the   "Closing")   shall   be   at   the   offices   of
OppenheimerFunds,  Inc. (the "Agent"), 6803 S Tucson Way, Centennial, Colorado
80112,  on such time or such other place as the parties  may  designate  or as provided  below (the "Closing  Date").  The business day preceding the Closing
Date is herein referred to as the "Valuation Date."

      In the event that on the  Valuation  Date either party has,  pursuant to the  Investment  Company Act of 1940,  as amended  (the  "Act"),  or any rule, regulation  or order  thereunder,  suspended  the  redemption of its shares or postponed  payment  therefore,  the Closing Date shall be postponed  until the first  business  day  after  the date  when  both  parties  have  ceased  such suspension or postponement;  provided,  however, that if such suspension shall continue  for a period of 60 days beyond the  Valuation  Date,  then the other party to the Agreement  shall be permitted to terminate the Agreement  without liability to either party for such termination.

   5.       In  conjunction  with the  Closing,  Total  Return Bond Fund shall distribute on a pro rata basis to the  shareholders  of Total Return Bond Fund as of the Valuation  Date Class A, Class B, Class C and Class N shares of Core
Bond Fund  received by Total  Return Bond Fund on the Closing Date in exchange for the assets of Total  Return  Bond Fund in  complete  liquidation  of Total
Return Bond Fund;  for the purpose of the  distribution  by Total  Return Bond
Fund of Class A,  Class B,  Class C and  Class N shares  of Core  Bond Fund to
Total Return Bond Fund's shareholders,  Core Bond Fund will promptly cause its transfer  agent to:  (a)  credit an  appropriate  number of Class A,  Class B,
Class C and  Class N shares  of Core  Bond Fund on the books of Core Bond Fund to each  Class A,  Class B, Class C and Class N  shareholder  of Total  Return
Bond Fund in accordance with a list (the  "Shareholder  List") of Total Return
Bond Fund  shareholders  received from Total Return Bond Fund; and (b) confirm an appropriate  number of Class A, Class B, Class C and Class N shares of Core
Bond Fund to each Class A, Class B, Class C and Class N  shareholder  of Total
Return Bond Fund.

      The Shareholder List shall indicate,  as of the close of business on the
Valuation Date, the name and address of each  shareholder of Total Return Bond
Fund,  indicating his or her share  balance.  Total Return Bond Fund agrees to supply  the  Shareholder  List to Core Bond Fund not  later  than the  Closing
Date.   Shareholders   of  Total   Return  Bond  Fund   holding   certificates
representing   their  shares   shall  not  be  required  to  surrender   their
certificates  to  anyone  in  connection  with the  reorganization.  After the
Closing  Date,  however,  it  will  be  necessary  for  such  shareholders  to surrender  their  certificates  in order to  redeem,  transfer  or pledge  the shares of Core Bond Fund which they received.

   6.       Within one year after the  Closing  Date,  Total  Return Bond Fund shall (a) either pay or make  provision for payment of all of its  liabilities and taxes,  and (b)  either  (i)  transfer  any  remaining  amount of the cash reserve  to Core Bond  Fund,  if such  remaining  amount  (as  reduced  by the estimated  cost  of  distributing  it to  shareholders)  is not  material  (as defined below) or (ii)  distribute such remaining  amount to the  shareholders of Total Return Bond Fund on the Valuation Date.  Such remaining  amount shall be deemed to be material if the amount to be  distributed,  after deduction of the  estimated  expenses of the  distribution,  equals or exceeds one cent per share of Total Return Bond Fund outstanding on the Valuation Date.

   7.       Prior to the Closing  Date,  there shall be  coordination  between the parties as to their  respective  portfolios  so that,  after the  Closing,
Core Bond Fund will be in compliance  with all of its investment  policies and restrictions.  At the Closing,  Total  Return Bond Fund shall  deliver to Core
Bond Fund two  copies of a list  setting  forth the  securities  then owned by
Total Return Bond Fund.  Promptly  after the  Closing,  Total Return Bond Fund shall  provide  Core Bond Fund a list  setting  forth the  respective  federal income tax bases thereof.

   8.       Portfolio  securities or written evidence  acceptable to Core Bond
Fund of record  ownership  thereof by The Depository  Trust Company or through the Federal  Reserve  Book Entry  System or any other  depository  approved by
Total  Return  Bond Fund  pursuant  to Rule 17f-4 and Rule 17f-5 under the Act shall be endorsed and delivered,  or  transferred  by appropriate  transfer or assignment  documents,  by Total  Return Bond Fund on the Closing Date to Core
Bond Fund,  or at its  direction,  to its  custodian  bank, in proper form for transfer  in  such  condition  as  to  constitute  good  delivery  thereof  in accordance  with  the  custom  of  brokers  and  shall be  accompanied  by all necessary  state transfer  stamps,  if any. The cash delivered shall be in the form of  certified  or bank  cashiers'  checks or by bank  wire or  intra-bank transfer  payable to the order of Core Bond Fund for the  account of Core Bond
Fund.  Class  A,  Class  B,  Class C and  Class N  shares  of Core  Bond  Fund representing  the  number of Class A,  Class B,  Class C and Class N shares of
Core Bond Fund being  delivered  against the assets of Total Return Bond Fund, registered  in the name of Total  Return Bond Fund,  shall be  transferred  to
Total Return Bond Fund on the Closing  Date.  Such shares  shall  thereupon be assigned by Total Return Bond Fund to its  shareholders  so that the shares of
Core Bond Fund may be distributed as provided in Section 5.

      If,  at the  Closing  Date,  Total  Return  Bond  Fund is unable to make delivery  under  this  Section  8 to Core  Bond  Fund of any of its  portfolio securities  or cash for the reason that any of such  securities  purchased  by
Total  Return  Bond  Fund,  or  the  cash  proceeds  of a  sale  of  portfolio securities,  prior to the Closing  Date have not yet been  delivered  to it or
Total Return Bond Fund's  custodian,  then the delivery  requirements  of this
Section 8 with respect to said  undelivered  securities or cash will be waived and  Total  Return  Bond  Fund  will  deliver  to Core  Bond Fund by or on the
Closing  Date with respect to said  undelivered  securities  or cash  executed copies of an  agreement  or  agreements  of  assignment  in a form  reasonably satisfactory to Core Bond Fund, together with such other documents,  including a due bill or due bills and brokers'  confirmation  slips as may reasonably be required by Core Bond Fund.

   9.       Core Bond Fund  shall  not  assume  the  liabilities  (except  for portfolio  securities  purchased  which have not settled  and for  shareholder redemption  and dividend  checks  outstanding)  of Total Return Bond Fund, but
Total Return Bond Fund will,  nevertheless,  use its best efforts to discharge all known liabilities,  so far as may be possible,  prior to the Closing Date.
The cost of printing  and mailing  the  proxies and proxy  statements  will be borne by Total  Return  Bond Fund.  Total  Return Bond Fund and Core Bond Fund
will  bear  the  cost of the  tax  opinion.  Any  documents  such as  existing prospectuses  or annual  reports  that are  included in that mailing will be a cost of the Fund issuing the  document.  Any other  out-of-pocket  expenses of
Core  Bond   Fund  and  Total   Return   Bond   Fund   associated   with  this
reorganization,  including legal, accounting and transfer agent expenses, will be borne by Total  Return Bond Fund and Core Bond Fund,  respectively,  in the amounts so incurred by each.

   10.      The  obligations of Core Bond Fund  hereunder  shall be subject to the following conditions:

      A.    The  Board of  Trustees  of Total  Return  Bond  Fund  shall  have authorized  the  execution of the  Agreement,  and the  shareholders  of Total
Return  Bond Fund shall  have  approved  the  Agreement  and the  transactions contemplated  hereby,  and Total Return Bond Fund shall have furnished to Core
Bond Fund copies of resolutions  to that effect  certified by the Secretary or the Assistant  Secretary of Total Return Bond Fund; such shareholder  approval shall have been by the affirmative vote required by the  Massachusetts Law and its charter  documents at a meeting for which  proxies have been  solicited by the Proxy Statement and Prospectus (as hereinafter defined).

      B.    Core Bond Fund shall  have  received  an  opinion  dated as of the
Closing Date from  counsel to Total  Return Bond Fund,  to the effect that (i)
Total Return Bond Fund is a business trust duly  organized,  validly  existing and in good standing  under the laws of the State of  Massachusetts  with full corporate  powers to carry on its  business  as then  being  conducted  and to enter into and perform the  Agreement;  and (ii) that all action  necessary to make the Agreement,  according to its terms, valid, binding and enforceable on
Total  Return  Bond  Fund  and  to  authorize   effectively  the  transactions
contemplated  by the  Agreement  have been  taken by Total  Return  Bond Fund.
Massachusetts counsel may be relied upon for this opinion.

C. The  representations  and  warranties  of Total Return Bond Fund  contained herein shall be true and correct at and as of the Closing Date,  and Core Bond
Fund shall have been furnished with a certificate of the President,  or a Vice
President,  or the  Secretary or the  Assistant  Secretary or the Treasurer or
the  Assistant  Treasurer of Total  Return Bond Fund,  dated as of the Closing
Date, to that effect.

D. On the Closing  Date,  Total Return Bond Fund shall have  furnished to Core
Bond Fund a  certificate  of the  Treasurer  or  Assistant  Treasurer of Total
Return  Bond Fund as to the  amount of the  capital  loss  carry-over  and net unrealized appreciation or depreciation,  if any, with respect to Total Return
Bond Fund as of the Closing Date.

      E.    The cash  reserve  shall  not  exceed  10% of the value of the net assets,  nor 30% in value of the gross  assets,  of Total  Return Bond Fund at the close of business on the Valuation Date.

F. A  Registration  Statement  on Form N-14  filed by Core Bond Fund under the
Securities Act of 1933, as amended (the "1933 Act"),  containing a preliminary form of the Proxy Statement and Prospectus,  shall have become effective under the 1933 Act.

      G.    On the Closing  Date,  Core Bond Fund shall have received a letter
from   the   General   Counsel   or  other   senior   executive   officer   of
OppenheimerFunds,  Inc. acceptable to Core Bond Fund, stating that nothing has come to his or her attention  which in his or her judgment would indicate that as of  the  Closing  Date  there  were  any  material,  actual  or  contingent liabilities  of Total  Return  Bond Fund  arising  out of  litigation  brought against  Total Return Bond Fund or claims  asserted  against it, or pending or to the  best of his or her  knowledge  threatened  claims  or  litigation  not reflected in or apparent  from the most recent  audited  financial  statements and footnotes  thereto of Total Return Bond Fund  delivered to Core Bond Fund.
Such letter may also include such additional  statements relating to the scope of the review  conducted  by such person and his or her  responsibilities  and liabilities as are not unreasonable under the circumstances.

     H. Core Bond Fund shall have  received an opinion,  dated as of the Closing
Date,  of  Deloitte  &  Touche  LLP,  to the  same  effect  as  the  opinion contemplated by Section 11.E. of the Agreement.

I. Core Bond Fund  shall have  received  at the  Closing  all of the assets of
Total  Return Bond Fund to be conveyed  hereunder,  which assets shall be free and clear of all liens,  encumbrances,  security  interests,  restrictions and limitations whatsoever.

   11.      The  obligations  of Total  Return  Bond Fund  hereunder  shall be subject to the following conditions:

      A.    The Board of Trustees of Core Bond Fund shall have  authorized the execution of the Agreement,  and the transactions  contemplated  thereby,  and
Core Bond Fund  shall  have  furnished  to Total  Return  Bond Fund  copies of resolutions  to  that  effect  certified  by the  Secretary  or the  Assistant
Secretary of Core Bond Fund.

      B.    Total  Return Bond Fund's  shareholders  shall have  approved  the
Agreement and the  transactions  contemplated  hereby,  by an affirmative vote required by the  Massachusetts  Law and its charter documents and Total Return
Bond Fund shall have  furnished  Core Bond Fund copies of  resolutions to that effect  certified by the  Secretary or an Assistant  Secretary of Total Return
Bond Fund.

      C.    Total Return Bond Fund shall have  received an opinion dated as of the Closing Date from  counsel to Core Bond Fund,  to the effect that (i) Core
Bond Fund is a business  trust duly  organized,  validly  existing and in good standing under the laws of the Commonwealth of Massachusetts  with full powers to  carry on its  business  as then  being  conducted  and to  enter  into and perform the  Agreement;  (ii) all  actions  necessary  to make the  Agreement, according to its terms,  valid,  binding and  enforceable  upon Core Bond Fund and to authorize  effectively the  transactions  contemplated by the Agreement have been taken by Core Bond  Fund,  and (iii) the shares of Core Bond Fund to be issued  hereunder  are duly  authorized  and when  issued  will be  validly issued, fully-paid and non-assessable,  except as set forth under "Shareholder
and  Trustee   Liability"   in  Core  Bond  Fund's   Statement  of  Additional
Information. Massachusetts counsel may be relied upon for this opinion.

      D.    The  representations  and  warranties of Core Bond Fund  contained herein  shall be true and  correct at and as of the  Closing  Date,  and Total
Return  Bond  Fund  shall  have  been  furnished  with  a  certificate  of the
President,  a Vice  President or the Secretary or the  Assistant  Secretary or
the Treasurer or the Assistant  Treasurer of the Trust to that effect dated as of the Closing Date.

     E. Total Return Bond Fund shall have received an opinion of Deloitte  &
Touche LLP to the effect that the federal tax  consequences of the  transaction, if carried out in the manner  outlined in the Agreement  and in accordance  with
(i) Total Return Bond Fund's  representation  that there is no plan or intention by any Total  Return Bond Fund  shareholder  who owns 5% or more of Total Return
Bond Fund's outstanding shares, and, to Total Return Bond Fund's best knowledge, there is no plan or  intention  on the part of the  remaining  Total Return Bond
Fund shareholders, to redeem, sell, exchange or otherwise dispose of a number of
Core Bond Fund shares received in the transaction that would reduce Total Return
Bond Fund shareholders' ownership of Core Bond Fund shares to a number of shares having a value,  as of the Closing Date, of less than 50% of the value of all of the formerly  outstanding Total Return Bond Fund shares as of the same date, and
(ii) the  representation  by each of Total  Return  Bond Fund and Core Bond Fund that,  as of the Closing  Date,  Total  Return Bond Fund and Core Bond Fund will qualify as regulated  investment companies or will meet the diversification test of Section 368(a)(2)(F)(ii) of the Code, will be as follows:

a. The  transactions  contemplated by the Agreement will qualify as a tax-free
"reorganization"  within the  meaning of Section  368(a)(1)  of the Code,  and under the regulations promulgated thereunder.

b. Total  Return Bond Fund and Core Bond Fund will each qualify as a "party to a reorganization" within the meaning of Section 368(b)(2) of the Code.

c. No gain or loss will be  recognized  by the  shareholders  of Total  Return
Bond  Fund  upon the  distribution  of Class A,  Class B,  Class C and Class N shares of beneficial  interest in Core Bond Fund to the  shareholders of Total
Return Bond Fund pursuant to Section 354 of the Code.

d. Under  Section  361(a)  of the Code no gain or loss will be  recognized  by
Total  Return  Bond Fund by reason of the  transfer of  substantially  all its assets in  exchange  for Class A,  Class B, Class C and Class N shares of Core
Bond Fund.

e. Under  Section 1032 of the Code no gain or loss will be  recognized by Core
Bond Fund by reason of the transfer of substantially  all of Total Return Bond
Fund's  assets in exchange for Class A, Class B, Class C and Class N shares of
Core Bond Fund and Core Bond  Fund's  assumption  of  certain  liabilities  of
Total Return Bond Fund.

f. The  shareholders  of Total  Return  Bond Fund will have the same tax basis and  holding  period  for the Class A,  Class B, Class C and Class N shares of beneficial  interest in Core Bond Fund that they receive as they had for Total
Return Bond Fund shares that they previously held,  pursuant to Section 358(a)
and 1223(1), respectively, of the Code.

g. The  securities  transferred  by Total  Return  Bond Fund to Core Bond Fund will  have the same tax  basis  and  holding  period in the hands of Core Bond
Fund as they had for Total  Return Bond Fund,  pursuant to Section  362(b) and
1223(1), respectively, of the Code.

      F.    The cash  reserve  shall  not  exceed  10% of the value of the net assets,  nor 30% in value of the gross  assets,  of Total  Return Bond Fund at the close of business on the Valuation Date.

      G.    A  Registration  Statement  on Form  N-14  filed by Core Bond Fund under the 1933 Act,  containing a preliminary  form of the Proxy Statement and
Prospectus, shall have become effective under the 1933 Act.

      H.    On the Closing Date,  Total Return Bond Fund shall have received a
letter  from   General   Counsel  or  other   senior   executive   officer  of
OppenheimerFunds,  Inc.  acceptable  to Total  Return Bond Fund,  stating that nothing has come to his or her  attention  which in his or her judgment  would indicate  that as of the  Closing  Date  there  were any  material,  actual or contingent  liabilities  of Core Bond Fund arising out of  litigation  brought against  Core Bond Fund or claims  asserted  against it, or pending or, to the best of his or her  knowledge,  threatened  claims or litigation not reflected in or apparent by the most recent audited  financial  statements and footnotes thereto of Core Bond Fund  delivered  to Total  Return Bond Fund.  Such letter may also  include  such  additional  statements  relating  to the scope of the
review  conducted  by  such  person  and  his  or  her   responsibilities  and
liabilities as are not unreasonable under the circumstances.

I. Total Return Bond Fund shall  acknowledge  receipt of the Class A, Class B,
Class C and Class N shares of Core Bond Fund.

   12.      Total Return Bond Fund hereby represents and warrants that:

A. The audited financial  statements and financial  highlights of Total Return
Bond  Fund as of  April 30,  2005 and  unaudited  financial  statements  as of
October 31, 2005  heretofore  furnished to Core Bond Fund,  present fairly the financial position,  results of operations, and changes in net assets of Total
Return Bond Fund as of that date, in conformity with U.S.  generally  accepted accounting  principles  applied on a basis consistent with the preceding year;
and that from  October 31, 2005  through the date hereof  there have not been, and through the Closing  Date there will not be, any material  adverse  change in the  business or financial  condition  of Total Return Bond Fund,  it being agreed  that a  decrease  in the  size of  Total  Return  Bond  Fund  due to a diminution  in the value of its  portfolio  and/or  redemption  of its  shares shall not be considered a material adverse change;

B. Contingent   upon   approval  of  the   Agreement   and  the   transactions
contemplated  thereby by Total Return Bond Fund's  shareholders,  Total Return
Bond Fund has  authority  to transfer  all of the assets of Total  Return Bond
Fund to be  conveyed  hereunder  free and  clear of all  liens,  encumbrances, security interests, restrictions and limitations whatsoever;

C. The  Prospectus,  as amended and  supplemented,  contained  in Total Return
Bond Fund's  Registration  Statement under the 1933 Act, as amended,  is true, correct and complete,  conforms to the  requirements  of the 1933 Act and does not  contain  any  untrue  statement  of a  material  fact or omit to  state a material  fact  required  to be  stated  therein  or  necessary  to  make  the statements  therein not misleading.  The Registration  Statement,  as amended, was, as of the date of the filing of the last Post-Effective Amendment,  true, correct and complete,  conformed to the  requirements  of the 1933 Act and did not  contain  any  untrue  statement  of a  material  fact or omit to  state a material  fact  required  to be  stated  therein  or  necessary  to  make  the statements therein not misleading;

D. Except for this  Agreement,  there is no material  contingent  liability of
Total  Return  Bond  Fund  and  no  material  claim  and  no  material  legal, administrative  or other  proceedings  pending or, to the  knowledge  of Total
Return Bond Fund,  threatened against Total Return Bond Fund, not reflected in such Prospectus;

E. Except for the Agreement,  there are no material  contracts  outstanding to which  Total  Return  Bond Fund is a party  other than those  ordinary  in the conduct of its business;

F. Total Return Bond Fund is a  Massachusetts  business trust duly  organized, validly  existing  and in  good  standing  under  the  laws  of the  State  of
Massachusetts;   and  has  all  necessary  and  material   Federal  and  state
authorizations  to own all of its assets and to carry on its  business  as now being conducted;  and Total Return Bond Fund that is duly registered under the
Act and such  registration  has not been  rescinded  or revoked and is in full force and effect;

G. All Federal  and other tax  returns  and reports of Total  Return Bond Fund required by law to be filed have been filed as of the date of this  Agreement, and all federal and other  taxes  shown due on said  returns and reports  have been paid or  provision  shall have been made for the  payment  thereof and to the  best of the  knowledge  of  Total  Return  Bond  Fund no such  return  is currently  under audit and no  assessment  has been  asserted  with respect to such returns; and

H. Total  Return Bond Fund has elected  that Total Return Bond Fund be treated
as  a  regulated   investment  company  and,  for  each  fiscal  year  of  its operations,  Total Return Bond Fund has met the  requirements  of Subchapter M of the Code for qualification and treatment as a regulated  investment company and Total Return Bond Fund intends to meet such  requirements  with respect to its current taxable year.

13. Core Bond Fund hereby represents and warrants that:

A. The audited financial  statements of Core Bond Fund as of December 31, 2004 and unaudited  financial  statements as of June 30, 2005 heretofore  furnished to Total Return Bond Fund, present fairly the financial  position,  results of operations,  and changes in net assets of Core Bond Fund,  as of that date, in conformity with U.S.  generally  accepted  accounting  principles applied on a basis  consistent with the preceding year; and that from June 30, 2005 through the date hereof  there have not been,  and through the Closing Date there will not be, any material  adverse  changes in the business or financial  condition of Core Bond Fund,  it being  understood  that a decrease  in the size of Core
Bond Fund due to a diminution in the value of its portfolio and/or  redemption of its shares shall not be considered a material or adverse change;

B. The Prospectus, as amended and supplemented,  contained in Core Bond Fund's
Registration  Statement  under the 1933 Act, is true,  correct  and  complete, conforms to the  requirements  of the 1933 Act and does not contain any untrue statement of a material  fact or omit to state a material  fact required to be stated  therein or necessary to make the  statements  therein not  misleading.
The Registration  Statement,  as amended, was, as of the date of the filing of the last Post-Effective  Amendment,  true, correct and complete,  conformed to the  requirements of the 1933 Act and did not contain any untrue  statement of a  material  fact or omit to  state a  material  fact  required  to be  stated
therein or necessary to make the statements therein not misleading;

C. Except for this  Agreement,  there is no material  contingent  liability of
Core Bond Fund and no material claim and no material legal,  administrative or other proceedings  pending or, to the knowledge of Core Bond Fund,  threatened against Core Bond Fund, not reflected in such Prospectus;

D. Except for this Agreement,  there are no material contracts  outstanding to which Core Bond Fund is a party  other than those  ordinary  in the conduct of its business;

     E. Core Bond Fund is a business trust duly organized,  validly existing and in good standing under the laws of the Commonwealth of Massachusetts;  Core Bond
Fund has all necessary and material Federal and state  authorizations to own all its properties  and assets and to carry on its business as now being  conducted;
the Class A,  Class B,  Class C and  Class N shares  of Core Bond Fund  which it issues  to  Total  Return  Bond  Fund  pursuant  to the  Agreement  will be duly authorized,  validly issued, fully-paid and non-assessable,  except as set forth under  "Shareholder  &  Trustee  Liability" in Core Bond Fund's Statement of
Additional  Information,  will conform to the description  thereof  contained in
Core Bond Fund's  Registration  Statement and will be duly registered  under the
1933 Act and in the states where registration is required; and Core Bond Fund is duly  registered  under the Act and such  registration  has not been  revoked or rescinded and is in full force and effect;

F. All federal  and other tax  returns and reports of Core Bond Fund  required by law to be filed have been filed,  and all federal and other taxes shown due on said returns and reports  have been paid or provision  shall have been made for the payment  thereof and to the best of the  knowledge  of Core Bond Fund, no such return is currently  under audit and no  assessment  has been asserted with  respect to such  returns and to the extent such tax returns with respect to the taxable  year of Core Bond Fund ended  December  31, 2004 have not been filed,  such returns  will be filed when  required and the amount of tax shown as due thereon shall be paid when due;

      G.    Core  Bond  Fund  has   elected  to  be  treated  as  a  regulated
investment  company  and,  for each fiscal year of its  operations,  Core Bond
Fund has met the  requirements  of Subchapter M of the Code for  qualification and treatment as a regulated  investment company and Core Bond Fund intends to meet such requirements with respect to its current taxable year;

      H.    Core Bond Fund has no plan or  intention  (i) to dispose of any of the assets  transferred by Total Return Bond Fund,  other than in the ordinary course of business,  or (ii) to redeem or reacquire  any of the Class A, Class
B, Class C and Class N shares  issued by it in the  reorganization  other than pursuant to valid requests of shareholders; and

      I. After   consummation   of  the   transactions   contemplated  by  the
Agreement,  Core Bond Fund intends to operate its business in a  substantially unchanged manner.

   14.      Each  party  hereby  represents  to the  other  that no  broker or finder  has  been  employed  by it  with  respect  to  the  Agreement  or  the transactions  contemplated  hereby. Each party also represents and warrants to the  other  that the  information  concerning  it in the Proxy  Statement  and
Prospectus will not as of its date contain any untrue  statement of a material fact or omit to state a fact  necessary to make the  statements  concerning it therein not  misleading and that the financial  statements  concerning it will present  the  information  shown  fairly in  accordance  with  U.S.  generally accepted  accounting  principles  applied  on  a  basis  consistent  with  the preceding  year. Each party also represents and warrants to the other that the
Agreement is valid,  binding and  enforceable in accordance with its terms and that the execution,  delivery and performance of the Agreement will not result in any  violation  of, or be in conflict  with,  any provision of any charter, by-laws,  contract,  agreement,  judgment,  decree  or  order  to  which it is subject or to which it is a party.  Core Bond Fund  hereby  represents  to and covenants  with Total  Return Bond Fund that,  if the  reorganization  becomes effective,  Core Bond Fund will treat each  shareholder  of Total  Return Bond
Fund  who  received  any  of  Core  Bond  Fund's  shares  as a  result  of the reorganization  as having made the minimum initial  purchase of shares of Core
Bond Fund received by such  shareholder  for the purpose of making  additional investments  in  shares  of Core  Bond  Fund,  regardless  of the value of the shares of Core Bond Fund received.

   15.      Core  Bond  Fund   agrees   that  it  will   prepare  and  file  a
Registration  Statement on Form N-14 under the 1933 Act which shall  contain a preliminary  form of proxy  statement and prospectus  contemplated by Rule 145 under the 1933 Act. The final form of such proxy  statement and  prospectus is referred to in the  Agreement as the "Proxy  Statement and  Prospectus."  Each
party  agrees  that it will use its best  efforts  to have  such  Registration
Statement declared effective and to supply such information  concerning itself for  inclusion in the Proxy  Statement  and  Prospectus as may be necessary or desirable in this  connection.  Total Return Bond Fund covenants and agrees to liquidate  and  dissolve  under  the  laws  of  the  State  of  Massachusetts, following the Closing,  and, upon Closing,  to cause the  cancellation  of its outstanding shares.

   16.       The  obligations  of the parties shall be subject to the right of either party to abandon and  terminate  the Agreement for any reason and there shall be no liability for damages or other  recourse  available to a party not so terminating  this Agreement,  provided,  however,  that in the event that a party shall terminate this Agreement  without  reasonable  cause, the party so terminating  shall,  upon demand,  reimburse the party not so terminating  for all expenses,  including reasonable  out-of-pocket  expenses and fees incurred in connection with this Agreement.

   17.      The  Agreement  may be executed in several  counterparts,  each of which shall be deemed an original,  but all taken  together  shall  constitute one  Agreement.  The rights and  obligations  of each  party  pursuant  to the
Agreement shall not be assignable.

   18.      All prior or contemporaneous  agreements and  representations  are merged into the Agreement,  which  constitutes the entire contract between the parties hereto. No amendment or modification  hereof shall be of any force and effect  unless in writing  and  signed by the  parties  and no party  shall be deemed to have waived any provision  herein for its benefit unless it executes a written acknowledgment of such waiver.

   19.      Core Bond Fund  understands  that the  obligations of Total Return
Bond Fund under the Agreement are not binding upon any Trustee or  shareholder of Total  Return Bond Fund  personally,  but bind only Total  Return Bond Fund and Total Return Bond Fund's  property.  Core Bond Fund represents that it has notice of the  provisions  of the  Declaration  of Trust of Total  Return Bond
Fund disclaiming  shareholder and trustee liability for acts or obligations of
Total Return Bond Fund.

   20.      Total Return Bond Fund  understands  that the  obligations of Core
Bond Fund under the Agreement are not binding upon any trustee or  shareholder of Core  Bond  Fund  personally,  but bind  only  Core Bond Fund and Core Bond
Fund's  property.  Total Return Bond Fund represents that it has notice of the provisions  of  the  Declaration  of  Trust  of  Core  Bond  Fund  disclaiming shareholder and trustee liability for acts or obligations of Core Bond Fund.

      IN WITNESS  WHEREOF,  each of the parties has caused the Agreement to be executed and attested by its officers  thereunto  duly  authorized on the date first set forth above.

                              OPPENHEIMER TOTAL RETURN BOND FUND

                              By:   /s/ Robert G. Zack
                                    ______________________
                                    Robert G. Zack
                                    Secretary

                              OPPENHEIMER INTEGRITY FUNDS, on behalf of its
                              series, OPPENHEIMER CORE BOND FUND

                              By:   /s/ Robert G. Zack
                                    ______________________
                                    Robert G. Zack
                                    Secretary

                                                                     EXHIBIT B

                            PRINCIPAL SHAREHOLDERS

      Principal Shareholders of Total Return Bond Fund. As of December 6,
2005, the only persons who owned of record or were known by Total Return Bond
Fund to own beneficially 5% or more of any class of the outstanding shares of
Total Return Bond Fund were:

OppenheimerFunds, Inc., c/o Kristie Feinberg, Bldg. 2, 6803 S. Tucson Way,
Englewood, Colorado 80112-3924, which owned 2,057,203.098 Class A shares or
48.20% of the Class A shares then outstanding.

RPSS TR Rollover IRA, FBO Lewis E Linville, P.O. Box 803, Smithville,
Missouri 64089-0803, which owned 29,955.305 Class N shares or 9.70% of the
Class N shares then outstanding.

NFSC LLC FEBO, Reading INT Medicine Inc. PSP, Joseph B. Taylor M.D., 20
Pond Meadow Drive, Suite 206, Reading, Massachusetts 01867, which owned
21,709.224 Class N shares or 7.03% of the Class N shares then outstanding.

RPSS TR Hilec LLC, 401(k) Plan, Attn: Donald Hubert, 11 Railroad Avenue,
Arcade, New York 14009-1407, which owned 18,226.610 Class N shares or 5.90%
of the Class N shares then outstanding.

MG Trust Cust, Trinity Furniture Inc., 401(k), 700 17th Street Suite 300,
Denver, Colorado 80202-3531, which owned 18,025.811 Class N shares or 5.84%
of the Class N shared then outstanding.

      Principal Shareholders of Core Bond Fund. As of December 6, 2005, the
only persons who owned of record or were known by Core Bond Fund to own beneficially 5% or more of any class of the outstanding shares of Core Bond
Fund were:

New Mexico Savings Plan - SE, Conservative Portfolio, Attn: Amy Sullivan,
P.O. Box 5270, Denver, Colorado 80217-5270, which owned 4,178,727.522 Class A shares or 8.90% of the Class A shares then outstanding.

MLPF&S, Attn: Fund Admn, 4800 Deer Lake Drive E., Floor 3, Jacksonville,
Florida 32246-6484, which owned 444,229.447 Class N shares or 12.85% of the
Class N shares then outstanding.

Orchard Trust Company LLC, FBO Oppen RecordKeeperPro, 8515 E. Orchard Rd.,
Greenwood Village, Colorado 80111-5002, which owned 203,893.225 Class N shares or 5.89% of the Class N shares then outstanding.

Oregon College Savings Plan, Aggressive Portfolio, c/o OppenheimerFunds,
Attn: Amy Sullivan, P.O. Box 5270, Denver, Colorado 80217-5270, which owned
1,090,604.736 Class Y shares or 7.08% of the Class Y shares then outstanding.

Oppenheimer Portfolio Series, Moderate Investor, Attn: FPA Trade Settle
(2-FA), 6803 S. Tucson Way, Centennial, Colorado 80112-3924, which owned
2,881,963.209 Class Y shares or 18.73% of the Class Y shares then outstanding.

Oppenheimer Portfolio Series, Conservator Investor, Attn: FPA Trade Settle
(2-FA), 6803 S. Tucson Way, Centennial, Colorado 80112-3924, which owned
1,895,597.154 Class Y shares or 12.32% of the Class Y shares then outstanding.

Oppenheimer Portfolio Series, Active Allocation, Attn: FPA Trade Settle
(2-FA), 6803 S. Tucson Way, Centennial, Colorado 80112-3924, which owned
3,751,359.159 Class Y shares or 24.38% of the Class Y shares then outstanding.

Oregon College Savings Plan, Moderate Portfolio, c/o OppenheimerFunds, Inc.,
Attn: Amy Sullivan, P.O. Box 5270, Denver, Colorado 80217-5270, which owned
1,189,430.181 Class Y shares or 7.73% of the Class Y shares then outstanding.

Oregon College Savings Plan, Balanced Portfolio, c/o OppenheimerFunds, Inc.,
Attn: Amy Sullivan, P.O. Box 5270, Denver, Colorado 80217-5270, which owned
1,126,073.779 Class Y shares or 7.32% of the Class Y shares then outstanding.

Oregon College Savings Plan, Conservative Portfolio, c/o OppenheimerFunds,
Inc., Attn: Amy Sullivan, P.O. Box 5270, Denver, Colorado 80217-5270, which owned 1,135,577.787 Class Y shares or 7.38% of the Class Y shares then outstanding.

New Mexico Savings Plan - TEP, Conservative Portfolio, Attn: Amy Sullivan,
P.O. Box 5270, Denver, Colorado 80217-5270, which owned 1,405,546.058 Class Y shares or 9.13% of the Class Y shares then outstanding.

 Appendix to Combined Prospectus and Proxy Statement of Oppenheimer Core Bond
                                     Fund

      Graphic  material  included  under  the  heading  "How  have  the  Funds performed?":

     A bar  chart  will  be  included  in  the  combined  Prospectus  and  Proxy
Statement,  depicting  the annual total return of a  hypothetical  investment in
Class A shares of Core Bond Fund for each of the ten most recent calendar years, without  deducting  sales charges.  Set forth below are the relevant data points that will appear on the bar chart.

--------------------------------------------------------------------------------
          Calendar Year Ended:                 Oppenheimer Core Bond Fund
                                                  Annual Total Returns
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                12/31/95                                 16.94%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                12/31/96                                 4.87%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                12/31/97                                 10.13%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                12/31/98                                 5.61%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                12/31/99                                 -1.65%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                12/31/00                                 5.80%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                12/31/01                                 7.05%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                12/31/02                                 10.06%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                12/31/03                                 5.87%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                12/31/04                                 4.90%
--------------------------------------------------------------------------------

A bar chart will be included in the combined  Prospectus and Proxy  Statement, depicting  the annual total  returns of a  hypothetical  investment in Class A shares of Total  Return  Bond Fund for each of the  calendars  year  since the
Fund's  inception,  without  deducting  sales charges.  Set forth below is the relevant data point that will appear on the bar chart.

--------------------------------------------------------------------------------
          Calendar Year Ended:             Oppenheimer Total Return Bond Fund
                                                  Annual Total Returns
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                12/31/04                                 4.30%
--------------------------------------------------------------------------------

                     STATEMENT OF ADDITIONAL INFORMATION
                  TO COMBINED PROSPECTUS AND PROXY STATEMENT
                                      OF
                          OPPENHEIMER CORE BOND FUND

                                    PART B

                         Acquisition of the Assets of
                      OPPENHEIMER TOTAL RETURN BOND FUND

                       By and in exchange for Shares of
                          OPPENHEIMER CORE BOND FUND

     This Statement of Additional  Information  to this combined  Prospectus and
Proxy  Statement (the "SAI") relates  specifically  to the proposed  delivery of substantially  all of the assets of  Oppenheimer  Total Return Bond Fund ("Total
Return  Bond  Fund")  for  Class A,  Class  B,  Class C and  Class N  shares  of
Oppenheimer Core Bond Fund ("Core Bond Fund") (the "Reorganization").

      This SAI consists of this Cover Page and the following documents which are incorporated into this SAI by reference: (i) the Statement of Additional
Information of Total Return Bond Fund dated August 26, 2005 revised December
6, 2005 which includes audited financial statements of Total Return Bond Fund for the 12-month period ended April 30, 2005; (ii) and the Statement of
Additional Information of Core Bond Fund dated March 11, 2005 revised
December 6, 2005, which includes audited financial statements of Core Bond
Fund for the 12-month period ended December 31, 2004; (iii) unaudited financial statements of Core Bond Fund for the six-month period ended June
30, 2005; and (iv) unaudited financial statements of Total Return Bond Fund for the six-month period ended October 31, 2005.

      This SAI is not a Prospectus; you should read this SAI in conjunction with the combined Prospectus and Proxy Statement dated January 10, 2006, relating to the Reorganization. You can request a copy of the Prospectus and
Proxy Statement by calling 1.800.647.1963 or by writing OppenheimerFunds
Services at P.O. Box 5270, Denver, Colorado 80217. The date of this SAI is
January 10, 2006.

                             FINANCIAL STATEMENTS

      Financial Statements for Core Bond Fund are included in the Statement of Additional Information of Core Bond Fund dated March 11, 2005 revised
December 6, 2005. Financial Statements for Total Return Bond Fund are
included in the Statement of Additional Information of Total Return Bond Fund
dated August 26, 2005 revised December 6, 2005.

      Pro  forma  financial   statements   demonstrating  the  effect  of  the
Reorganization  on Core  Bond  Fund are not  necessary  because  the net asset value of Total  Return  Bond Fund does not exceed ten percent of the net asset value of Core Bond Fund, measured as of December 31, 2005.

                                  PROXY CARD
                      OPPENHEIMER TOTAL RETURN BOND FUND

Proxy for a Special Meeting of Shareholders to be held on March 15, 2006

The  undersigned,  revoking  prior  proxies,  hereby  appoints  Brian Wixted,
Philip  Vottiero and Kathleen  Ives,  and each of them, as  attorneys-in-fact and  proxies of the  undersigned,  with full power of  substitution,  to vote shares  held  in the  name  of the  undersigned  on the  record  date  at the
Special Meeting of  Shareholders  of Oppenheimer  Total Return Bond Fund (the
"Fund") to be held at 6803 South Tucson Way, Centennial,  Colorado, 80112, on
March 15, 2006, at 1:00 p.m.  Mountain time, or at any  adjournment  thereof, upon the  proposal  described  in the  Notice  of  Meeting  and  accompanying
Combined  Prospectus  and Proxy  Statement,  which have been  received by the undersigned.

This proxy is solicited  on behalf of the Fund's  Board of Trustees,  and the proposal  (set  forth  on the  reverse  side of this  proxy  card)  has  been proposed by the Board of Trustees.  When properly  executed,  this proxy will be  voted as  indicated  on the  reverse  side or "FOR"  the  proposal  if no choice is  indicated.  The proxy will be voted in  accordance  with the proxy holders'  best  judgment  as to any  other  matters  that  may  arise  at the
Meeting.

CONTROL NUMBER:  999  9999  9999  999
Note:  Please sign this proxy exactly as your name or names appear  hereon.
Each  joint  owner  should  sign.  Trustees  and other  fiduciaries  should indicate the capacity in which they sign. If a corporation,  partnership or
other  entity,   this  signature  should  be  that  of  a  duly  authorized individual who should state his or her title.

Signature

Signature of joint owner, if any

Date

   PLEASE VOTE ON THE REVERSE SIDE, SIGN AND DATE THIS PROXY AND RETURN
                     PROMPTLY IN THE ENCLOSED ENVELOPE

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.  Example: [ ]

1. To approve an  Agreement  and Plan of  Reorganization  between  Oppenheimer
   Total  Return Bond Fund  ("Total  Return Bond Fund") and  Oppenheimer
   Core Bond Fund ("Core Bond Fund") and the  transactions  contemplated thereby,  including:  (a)  the  transfer  of  substantially  all  the assets of Total  Return Bond Fund to Core Bond Fund in  exchange  for
   Class A, Class B,  Class C and Class N shares of Core Bond Fund,  (b)
   the  distribution  of such  shares  of Core Bond Fund to the Class A,
   Class B, Class C and Class N  shareholders  of Total Return Bond Fund in  complete  liquidation  of  Total  Return  Bond  Fund  and (c) the cancellation of the outstanding shares of Total Return Bond Fund.